Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2010	Feb. 11, 2011	Jun. 25, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	TELEFLEX INC
Entity Central Index Key	0000096943
Document Type	8-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 2,224,039,864
Entity Common Stock, Shares Outstanding (actual number)		40,000,455

Consolidated Statements of Income (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Income [Abstract]
Net revenues	$ 1,561,319	$ 1,559,348	$ 1,625,073
Cost of goods sold	828,897	838,135	886,076
Gross profit	732,422	721,213	738,997
Selling, general and administrative expenses	431,104	410,140	455,412
Research and development expenses	42,621	36,685	32,598
Restructuring and other impairment charges	2,875	10,347	24,946
Net gain on sales of businesses and assets	(341)		(296)
Income from continuing operations before interest, loss on extinguishments of debt and taxes	256,163	264,041	226,337
Interest expense	79,875	89,250	121,244
Interest income	(725)	(2,484)	(2,029)
Loss on extinguishments of debt	46,630
Income from continuing operations before taxes	130,383	177,275	107,122
Taxes on income from continuing operations	25,225	40,683	33,745
Income from continuing operations	105,158	136,592	73,377
Operating income from discontinued operations (including gain (loss) on disposal of $114,702, $272,307, and $(8,238), respectively)	143,036	274,793	105,617
Taxes on income from discontinued operations	45,739	97,374	24,392
Income from discontinued operations	97,297	177,419	81,225
Net income	202,455	314,011	154,602
Less: Net income attributable to noncontrolling interest	1,361	1,157	747
Income from discontinued operations attributable to noncontrolling interest		9,860	34,081
Net income attributable to common shareholders	201,094	302,994	119,774
Basic:
Income from continuing operations	$ 2.6	$ 3.41	$ 1.83
Income from discontinued operations	$ 2.44	$ 4.22	$ 1.19
Net income	$ 5.04	$ 7.63	$ 3.03
Diluted:
Income from continuing operations	$ 2.58	$ 3.39	$ 1.82
Income from discontinued operations	$ 2.42	$ 4.2	$ 1.18
Net income	$ 4.99	$ 7.59	$ 3.01
Dividends per share	$ 1.36	$ 1.36	$ 1.34
Weighted average common shares outstanding:
Basic	39,906	39,718	39,584
Diluted	40,280	39,936	39,832
Amounts attributable to common shareholders:
Income from continuing operations, net of tax	103,797	135,435	72,630
Income from discontinued operations, net of tax	97,297	167,559	47,144
Net income attributable to common shareholders	$ 201,094	$ 302,994	$ 119,774

Consolidated Statements of Income (Parenthetical) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Income [Abstract]
Gain (loss) on disposal of discontinued operations	$ 114,702	$ 272,307	$ (8,238)

Consolidated Balance Sheets (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current assets
Cash and cash equivalents	$ 208,452	$ 188,305
Accounts receivable, net	294,196	265,305
Inventories, net	338,598	360,843
Prepaid expenses and other current assets	28,831	21,872
Income taxes receivable	3,888	100,733
Deferred tax assets	39,309	58,010
Assets held for sale	7,959	8,866
Total current assets	921,233	1,003,934
Property, plant and equipment, net	287,705	317,499
Goodwill	1,442,411	1,459,441
Intangibles assets, net	918,522	971,576
Investments in affiliates	4,899	12,089
Deferred tax assets	358	336
Other assets	68,027	74,130
Total assets	3,643,155	3,839,005
Current liabilities
Notes payable	31,211	3,997
Current portion of long-term debt	72,500	11
Accounts payable	84,846	94,983
Accrued expenses	117,488	97,274
Payroll and benefit-related liabilities	71,418	70,537
Derivative liabilities	15,634	16,709
Accrued interest	18,347	22,901
Income taxes payable	4,886	30,695
Deferrerd tax liabilities	4,433
Total current liabilities	420,763	337,107
Long-term borrowings	813,409	1,192,491
Deferred tax liabilities	370,819	398,923
Pension and postretirement benefit liabilities	141,769	164,726
Noncurrent liability for uncertain tax positions	62,602	109,912
Other liabilities	46,515	50,772
Total liabilities	1,855,877	2,253,931
Commitments and contingencies (See Note15)
Common shareholders' equity
Common shares, $1 par value Issued: 2010 - 42,245 shares; 2009 - 42,033 shares	42,245	42,033
Additional paid-in capital	349,156	277,050
Retained earnings	1,578,913	1,431,878
Accumulated other comprehensive income (loss)	(51,880)	(34,120)
Shareholders' equity before treasury stock	1,918,434	1,716,841
Less: Treasury stock, at cost	135,058	136,600
Total common shareholder's equity	1,783,376	1,580,241
Noncontrolling interest	3,902	4,833
Total equity	1,787,278	1,585,074
Total liabilities and equity	$ 3,643,155	$ 3,839,005

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data	Dec. 31, 2010	Dec. 31, 2009
Common shareholders' equity
Common shares, par value	$ 1	$ 1
Common shares, shares issued	42,245	42,033

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows from Operating Activities of Continuing Operations:
Net income	$ 202,455	$ 314,011	$ 154,602
Adjustments to reconcile net income to net cash provided by operating activities:
Income from discontinued operations	(97,297)	(177,419)	(81,225)
Depreciation expense	44,584	49,112	50,309
Amortization expense of intangible assets	43,060	43,454	43,614
Amortization expense of deferred financing costs	7,750	5,511	5,330
Loss on extinguishments of debt	46,630
Gain on call options and warrants	(407)
Debt modification costs	2,843
Stock-based compensation	8,816	8,040	7,483
Net gain on sales of businesses and assets	(341)		(296)
Impairment of long-lived assets		3,314	8,088
Deferred income taxes, net	267	25,032	(38,614)
Other	(23,918)	774	12,817
Changes in operating assets and liabilities, net of effects of acquisitions and disposals:
Accounts receivable	(52,969)	(4,116)	(831)
Inventories	(10,941)	14,952	(18,520)
Prepaid expenses and other current assets	(7,696)	(865)	5,769
Accounts payable and accrued expenses	(7,209)	(16,535)	14,589
Income taxes receivable and payable, net	29,492	(127,974)	(103,922)
Net cash provided by operating activities from continuing operations	185,119	137,291	59,193
Cash Flows from Investing Activities of Continuing Operations:
Expenditures for property, plant and equipment	(31,616)	(27,942)	(27,069)
Payments for businesses and intangibles acquired, net of cash acquired	(82)	(537)	(410)
Proceeds from sales of businesses and assets, net of cash sold	181,550	314,213	8,464
Proceeds from (investments in) affiliates			(320)
Net cash provided by (used in) investing activities from continuing operations	149,852	285,734	(19,335)
Cash Flows from Financing Activities of Continuing Operations:
Proceeds from long-term borrowings	490,000	10,018	92,897
Reduction in long-term borrowings	(716,570)	(357,608)	(226,687)
Debt and equity issuance and amendment costs	(65,226)		(656)
Increase (decrease) in notes payable and current borrowings	29,700	(1,452)	(492)
Proceeds from stock compensation plans	10,657	1,553	7,955
Payments to noncontrolling interest shareholders	(1,974)	(702)	(739)
Dividends	(54,312)	(54,022)	(53,047)
Purchase of call options	(88,000)
Proceeds from sale of warrants	59,400
Net cash used in financing activities from continuing operations	(336,325)	(402,213)	(180,769)
Cash Flows from Discontinued Operations:
Net cash provided by operating activities	27,983	66,880	111,976
Net cash used in investing activities	(2,050)	(4,533)	(20,116)
Net cash used in financing activities	(302)	(11,075)	(37,240)
Net cash provided by discontinued operations	25,631	51,272	54,620
Effect of exchange rate changes on cash and cash equivalents	(4,130)	8,946	(7,776)
Net increase (decrease) in cash and cash equivalents	20,147	81,030	(94,067)
Cash and cash equivalents at the beginning of the year	188,305	107,275	201,342
Cash and cash equivalents at the end of the year	208,452	188,305	107,275
Cash interest paid	76,646	88,583	113,754
Income taxes paid	$ 97,536	$ 181,051	$ 206,369

Consolidated Statements of Changes in Equity (USD $) In Thousands	Total	Common Stock	Additional Paid in Capital	Retained Earnings	Accumulated Other Comprehensive Income (loss)	Treasury Stock	Noncontrolling Interest	Comprehensive Income (loss)
Begining Balance at Dec. 31, 2007	$ 1,371,026	$ 41,794	$ 252,108	$ 1,118,053	$ 56,919	$ (140,031)	$ 42,183
Beginning Balance, Shares at Dec. 31, 2007		41,794				2,343
Net income	154,602			119,774			34,828	154,602
Split-dollar life insurance arrangements adjustment	(1,874)			(1,874)				(1,874)
Cash dividends ( $1.34, $1.36 and $1.36 per share during 2008, 2009 & 2010, respectively)	(53,047)			(53,047)
Financial instruments marked to market, net of tax of $(12,896), $8,028 and $1,188 during 2008, 2009 and 2010, respectively	(24,406)				(24,406)			(24,406)
Cumulative translation adjustment,, net of tax of $(5,140), $1,385, $(1,910) during 2008, 2009 and 2010, respectively	(68,587)				(68,179)		(408)	(68,587)
Pension liability adjustment, net of tax of $(36,557), $967 and $(582) during 2008, 2009 and 2010, respectively	(72,536)				(72,536)			(72,536)
Distributions to noncontrolling interest shareholders	(37,979)						(37,979)
Disposition of noncontrolling interest	804						804
Comprehensive income (loss)								(12,801)
Shares issued under compensation plans	17,548	201	16,155			1,192
Shares issued under compensation plans, Shares		201				(24)
Deferred compensation	332					332
Deferred compensation, Shares						(8)
Ending Balance at Dec. 31, 2008	1,285,883	41,995	268,263	1,182,906	(108,202)	(138,507)	39,428
Ending Balance, Shares at Dec. 31, 2008		41,995				2,311
Net income	314,011			302,994			11,017	314,011
Cash dividends ( $1.34, $1.36 and $1.36 per share during 2008, 2009 & 2010, respectively)	(54,022)			(54,022)
Financial instruments marked to market, net of tax of $(12,896), $8,028 and $1,188 during 2008, 2009 and 2010, respectively	15,988				15,988			15,988
Cumulative translation adjustment,, net of tax of $(5,140), $1,385, $(1,910) during 2008, 2009 and 2010, respectively	49,907				49,798		109	49,907
Pension liability adjustment, net of tax of $(36,557), $967 and $(582) during 2008, 2009 and 2010, respectively	8,296				8,296			8,296
Distributions to noncontrolling interest shareholders	(702)						(702)
Disposition of noncontrolling interest	(45,019)						(45,019)
Comprehensive income (loss)								388,202
Shares issued under compensation plans	10,389	38	8,787			1,564
Shares issued under compensation plans, Shares		38				(24)
Deferred compensation	343					343
Deferred compensation, Shares						(9)
Ending Balance at Dec. 31, 2009	1,585,074	42,033	277,050	1,431,878	(34,120)	(136,600)	4,833
Ending Balance, Shares at Dec. 31, 2009		42,033				2,278
Net income	202,455			201,094			1,361	202,455
Cash dividends ( $1.34, $1.36 and $1.36 per share during 2008, 2009 & 2010, respectively)	(54,312)			(54,312)
Financial instruments marked to market, net of tax of $(12,896), $8,028 and $1,188 during 2008, 2009 and 2010, respectively	2,081				2,081			2,081
Cumulative translation adjustment,, net of tax of $(5,140), $1,385, $(1,910) during 2008, 2009 and 2010, respectively	(18,402)				(18,449)		47	(18,402)
Pension liability adjustment, net of tax of $(36,557), $967 and $(582) during 2008, 2009 and 2010, respectively	(1,392)				(1,392)			(1,392)
Convertible debt discount, net of tax of $29,532	51,702		51,702
Call options, net of tax of $(32,293)	(58,602)		(58,602)
Warrants	60,775		60,775
Distributions to noncontrolling interest shareholders	(1,974)						(1,974)
Deconsolidation of VIE	(112)			253			(365)
Comprehensive income (loss)								184,742
Shares issued under compensation plans	19,745	212	18,231			1,302
Shares issued under compensation plans, Shares		212				(22)
Deferred compensation	240					240
Deferred compensation, Shares						(6)
Ending Balance at Dec. 31, 2010	$ 1,787,278	$ 42,245	$ 349,156	$ 1,578,913	$ (51,880)	$ (135,058)	$ 3,902
Ending Balance, Shares at Dec. 31, 2010		42,245				2,250

Consolidated Statements of Changes in Equity (Parenthetical) (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Dividends per share	$ 1.36	$ 1.36	$ 1.34
Tax effect on financial instruments marked to market	$ 1,188	$ 8,028	$ (12,896)
Tax effect on pension liability adjustment	(582)	967	(36,557)
Tax effect on convertible debt discount	29,532
Tax effect on call options	(32,293)
Tax effect on cumulative translation adjustment	(1,910)	1,385	(5,140)
Additional Paid in Capital
Tax effect on convertible debt discount	29,532
Tax effect on call options	(32,293)
Retained Earnings
Dividends per share	$ 1.36	$ 1.36	$ 1.34
Accumulated Other Comprehensive Income (loss)
Tax effect on financial instruments marked to market	1,188	8,028	(12,896)
Tax effect on pension liability adjustment	(582)	967	(36,557)
Tax effect on cumulative translation adjustment	(1,910)	1,385	(5,140)
Noncontrolling Interest
Tax effect on cumulative translation adjustment	(1,910)	1,385	(5,140)
Comprehensive Income (loss)
Tax effect on financial instruments marked to market	1,188	8,028	(12,896)
Tax effect on pension liability adjustment	(582)	967	(36,557)
Tax effect on cumulative translation adjustment	$ (1,910)	$ 1,385	$ (5,140)

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
Summary of significant accounting policies
Note 1 — Summary of significant accounting policies
Consolidation: The consolidated financial statements include the accounts of Teleflex Incorporated and its subsidiaries (the “Company”). Intercompany transactions are eliminated in consolidation. Investments in affiliates over which the Company has significant influence but not a controlling equity interest, including variable interest entities where the Company is not the primary beneficiary, are carried on the equity basis. Investments in affiliates over which the Company does not have significant influence are accounted for by the cost method of accounting. These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and include management’s estimates and assumptions that affect the recorded amounts.
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenues and expenses during the reporting period. Actual results could differ from those estimates.
Cash and cash equivalents: All highly liquid debt instruments with an original maturity of three months or less are classified as cash equivalents. The carrying value of cash equivalents approximates their current market value.
Accounts receivable: Accounts receivable represents amounts due from customers related to the sale of products and provision of services. An allowance for doubtful accounts is maintained and represents the Company’s estimate of probable losses on realization of the full receivable. The allowance is provided at such time that management believes reasonable doubt exists that such balances will be collected within a reasonable period of time. The allowance is based on the Company’s historical experience, the length of time an account is outstanding, the financial position of the customer and information provided by credit rating services. The allowance for doubtful accounts was  $4.1 million and  $7.1 million as of December 31, 2010 and December 31, 2009, respectively.
Inventories: Inventories are valued at the lower of cost or market. The cost of the Company’s inventories is determined by the average cost method. Elements of cost in inventory include raw materials, direct labor, and manufacturing overhead. In estimating market value, the Company evaluates inventory for excess and obsolete quantities based on estimated usage and sales.
Property, plant and equipment: Property, plant and equipment are stated at cost, net of accumulated depreciation. Costs incurred to develop internal-use computer software during the application development stage generally are capitalized. Costs of enhancements to internal-use computer software are capitalized, provided that these enhancements result in additional functionality. Other additions and those improvements which increase the capacity or lengthen the useful lives of the assets are also capitalized. With minor exceptions, straight-line composite lives for depreciation of property, plant and equipment are as follows: land improvements — 5 years; buildings — 30 years; machinery and equipment — 3 to 10 years; computer equipment and software — 3 to 5 years. Leasehold improvements are depreciated over the remaining lease periods. Repairs and maintenance costs are expensed as incurred.
Goodwill and other intangible assets: Goodwill and other intangible assets with indefinite lives are not amortized but are tested for impairment at least annually, during the fourth quarter or more frequently if events or changes in circumstances indicate the carrying value may not be recoverable. Impairment losses, if any, are included in income from operations. The goodwill impairment test is applied to each of the Company’s reporting units. For purposes of this assessment, a reporting unit is the operating segment, or a business one level below that operating segment (the component level) if discrete financial information is prepared and regularly reviewed by segment management. However, components are aggregated as a single reporting unit if they have similar economic characteristics. The goodwill impairment test is applied using a two-step approach. In performing the first step, the Company calculates fair values of the various reporting units using equal weighting of two methods; one which estimates the discounted cash flows (“DCF”) of each of the reporting units based on projected earnings in the future (the Income Approach) and one which is based on sales of similar assets in actual transactions (the Market Approach). If the reporting unit carrying amount exceeds the fair value, the second step of the goodwill impairment test is performed to measure the amount of the impairment loss, if any. In the second step, the implied fair value of the goodwill is estimated as the fair value of the reporting unit used in the first step less the fair values of all net tangible and intangible assets of the reporting unit other than goodwill. If the carrying amount of the goodwill exceeds its implied fair market value, an impairment loss is recognized in an amount equal to that excess, not to exceed the carrying amount of the goodwill. For other indefinite lived intangible assets, the impairment test consists of a comparison of the fair value of the intangible assets to their carrying amounts.
Intangible assets consisting of intellectual property, customer lists and distribution rights are being amortized over their estimated useful lives, which are as follows: intellectual property, 3 to 20 years; customer lists, 5 to 30 years; distribution rights, 3 to 22 years. The weighted average amortization period is approximately 14 years. Trade names of  $326.1 million are considered indefinite lived. The Company periodically evaluates the reasonableness of the useful lives of these assets.
Long-lived assets: The ability to realize long-lived assets is evaluated when events or circumstances indicate a possible inability to recover their carrying amount. Such evaluation is based on various analyses, including undiscounted cash flow and profitability projections that incorporate, as applicable, the impact on the existing business. The analyses necessarily involve significant management judgment. Any impairment loss, if indicated, is measured as the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.
Product warranty liability: The Company warrants to the original purchaser of certain of its products that it will, at its option, repair or replace, without charge, such products if they fail due to a manufacturing defect. Warranty periods vary by product. The Company has recourse provisions for certain products that would enable recovery from third parties for amounts paid under the warranty. The Company accrues for product warranties when, based on available information, it is probable that customers will make claims under warranties relating to products that have been sold, and a reasonable estimate of the costs (based on historical claims experience relative to sales) can be made.
Foreign currency translation: Assets and liabilities of non-domestic subsidiaries denominated in local currencies are translated into U.S. dollars at the rates of exchange at the balance sheet date; income and expenses are translated at the average rates of exchange prevailing during the year. The resultant translation adjustments are reported as a component of accumulated other comprehensive income in equity.
Derivative financial instruments: The Company uses derivative financial instruments primarily for purposes of hedging exposures to fluctuations in interest rates and foreign currency exchange rates. All instruments are entered into for other than trading purposes. All derivatives are recognized on the balance sheet at fair value. Changes in the fair value of derivatives are recorded in earnings or other comprehensive income, based on whether the instrument is designated as part of a hedge transaction and, if so, the type of hedge transaction. Gains or losses on derivative instruments reported in other comprehensive income are reclassified to earnings in the period in which earnings are affected by the underlying hedged item. The ineffective portion of all hedges is recognized in current period earnings. If the hedging relationship ceases to be highly effective or it becomes probable that an expected transaction will no longer occur, gains or losses on the derivative are recorded in current period earnings.
Share-based compensation: The Company estimates the fair value of share-based awards on the date of grant using an option pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods. Share-based compensation expense is measured using a Black-Scholes option pricing model that takes into account highly subjective and complex assumptions. The expected life of options granted is derived from the vesting period of the award, as well as historical exercise behavior, and represents the period of time that options granted are expected to be outstanding. Expected volatility is based on a blend of historical volatility and implied volatility derived from publicly traded options to purchase the Company’s common stock, which the Company believes is more reflective of the market conditions and a better indicator of expected volatility than would be the case if the Company only used historical volatility. The risk-free interest rate is the implied yield currently available on U.S. Treasury zero-coupon issues with a remaining term equal to the expected life of the option.
Share-based compensation expense for 2010, 2009 and 2008 was  $8.8 million,  $8.0 million and  $7.5 million, respectively and is included in selling, general and administrative expenses. The total income tax benefit recognized for share-based compensation arrangements for 2010, 2009 and 2008 was  $2.4 million,  $2.3 million and  $1.9 million, respectively.
As of December 31, 2010, unamortized share-based compensation cost related to non-vested stock options, net of expected forfeitures, was  $5.6 million, which is expected to be recognized over a weighted-average period of 1.9 years. Unamortized share-based compensation cost related to non-vested shares (restricted stock), net of expected forfeitures, was  $8.0 million, which is expected to be recognized over a weighted-average period of 1.85 years.
Share-based compensation expense recognized during a period is based on the value of the portion of stock-based awards that is ultimately expected to vest during the period less estimated forfeitures. Share-based compensation expense recognized in 2010, 2009 and 2008 included compensation expense for (1) share-based awards granted prior to, but not yet vested as of December 25, 2005, based on the fair value on the grant date estimated in accordance with the pro forma provisions of Financial Accounting Standards Board Accounting Standards Codification (“ASC”) topic 718, “Compensation-Stock Compensation,” and (2) share-based awards granted subsequent to December 25, 2005, based on the fair value on the grant date estimated in accordance with the provisions of the Compensation-Stock Compensation topic. The topic requires forfeitures to be estimated at the time of grant. To minimize fluctuations in share-based compensation expense, management reviews and revises the estimate of forfeitures for all share-based awards on a quarterly basis based on management’s expectation of the awards that will ultimately vest. In 2010, the Company issued 169,751 non-vested shares (restricted stock) the majority of which vest on the third anniversary of the grant date (cliff vesting).
Income taxes: The provision for income taxes is determined using the asset and liability approach of accounting for income taxes. Under this approach, deferred taxes represent the future tax consequences expected to occur when the reported amounts of assets and liabilities are recovered or paid. The provision for income taxes represents income taxes paid or payable for the current year plus the change in deferred taxes during the year. Deferred taxes result from differences between the financial and tax bases of the Company’s assets and liabilities and are adjusted for changes in tax rates and tax laws when changes are enacted. Provision has been made for income taxes on unremitted earnings of subsidiaries and affiliates, except for subsidiaries in which earnings are deemed to be permanently re-invested.
Significant judgment is required in determining income tax provisions and in evaluating tax positions. The Company establishes additional provisions for income taxes when, despite the belief that tax positions are fully supportable, there remain certain positions that do not meet the minimum probability threshold, which is a tax position that is more likely than not that a tax position will be sustained upon examination by the applicable taxing authority. In the normal course of business, the Company and its subsidiaries are examined by various Federal, State and foreign tax authorities. The Company regularly assesses the potential outcomes of these examinations and any future examinations for the current or prior years in determining the adequacy of its provision for income taxes. Interest accrued related to unrecognized tax benefits and income tax related penalties are both included in taxes on income from continuing operations. The Company periodically assesses the likelihood and amount of potential adjustments and adjusts the income tax provision, the current tax liability and deferred taxes in the period in which the facts that give rise to an adjustment become known.
Pensions and other postretirement benefits: The Company provides a range of benefits to eligible employees and retired employees, including pensions and postretirement healthcare. The Company records annual amounts relating to these plans based on calculations which include various actuarial assumptions such as discount rates, expected rates of return on plan assets, compensation increases, turnover rates and healthcare cost trend rates. The Company reviews its actuarial assumptions on an annual basis and makes modifications to the assumptions based on current rates and trends when appropriate. The effect of the modifications is generally amortized over future periods.
Restructuring costs: Restructuring costs, which include termination benefits, facility closure costs, contract termination costs and other restructuring costs are recorded at estimated fair value. Key assumptions in calculating the restructuring costs include the terms and payments that may be negotiated to terminate certain contractual obligations and the timing of employees leaving the company.
Revenue recognition: The Company recognizes revenues from product sales, including sales to distributors, or services provided when the following revenue recognition criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the selling price is fixed or determinable and collectability is reasonably assured. This generally occurs when products are shipped, when services are rendered or upon customers’ acceptance. Revenues from product sales, net of estimated returns and other allowances based on historical experience and current trends, are recognized upon shipment of products to customers or distributors.
The Company’s normal policy is to accept returns only in cases in which the product is defective and covered under the Company’s standard warranty provisions. However, in the limited cases where an arrangement provides a right of return to the customer, including a distributor, the Company believes it has the ability to reasonably estimate the amount of returns based on its substantial historical experience with respect to these arrangements. The Company accrues any costs or losses that may be expected in connection with any returns in accordance with ASC topic 450, “Contingencies.” Revenues and cost of goods sold are reduced to reflect estimated returns.
Allowances for discounts and rebates related to customer incentive programs, which include discounts or rebates, are estimated and provided for in the period that the related sales are recorded. These allowances are recorded as a reduction of revenue.
Reclassifications: Certain reclassifications have been made to the prior years’ consolidated financial statements to conform to current year presentation. Certain financial information is presented on a rounded basis, which may cause minor differences.

New Accounting Standards	12 Months Ended
Dec. 31, 2010
New Accounting Standards [Abstract]
New accounting standards
Note 2 — New accounting standards
The financial statements included in this report reflect changes resulting from the recent adoption of several accounting pronouncements. The subject matter of the changes, and the footnotes in which they appear, are as follows:
Disclosure of derivative instruments and hedging activities in Note 9;
Fair value of long-term debt in Note 8; and
Fair value measurements in Note 10.
Described below are several accounting pronouncements that the Company either recently adopted (including those reflected in the footnotes referenced above) or will adopt in the near future:
The Company adopted the following amendments to accounting standards as of January 1, 2010, the first day of its 2010 fiscal year:
Accounting for Transfers of Financial Assets — an amendment to Transfers and Servicing: In June 2009, the Financial Accounting Standards Board (“FASB”) issued guidance to improve the information that is reported in financial statements about the transfer of financial assets and the effects of transfers of financial assets on the transferor’s financial position, financial performance and cash flows and a transferor’s continuing involvement, if any, with transferred financial assets. In addition, the guidance limits the circumstances in which a financial asset or a portion of a financial asset should be derecognized in the financial statements of the transferor when the transferor has not transferred the entire original financial asset. Upon the adoption of this guidance on January 1, 2010, the trade receivables under the Company’s accounts receivable securitization program (the “Securitization Program”) that were previously treated as sold and removed from the balance sheet are now included in accounts receivable, net, and the amounts outstanding under the Securitization Program are accounted for as a secured borrowing and reflected as short-term debt on the Company’s balance sheet. As of December 31, 2010, the amount of secured borrowing under the Securitization Program was  $29.7 million. In addition, while there was no change in the arrangement under the Securitization Program, the adoption of this amendment affected the cash flow statement by reducing cash flow from operations by approximately  $39.7 million and increasing cash flow from financing activities by approximately  $29.7 million.
Amendment to Consolidation: In June 2009, the FASB issued guidance that requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a variable interest entity (which would result in the enterprise being deemed the primary beneficiary of that entity and, therefore, obligated to consolidate the variable interest entity in its financial statements); to require ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity; to revise guidance for determining whether an entity is a variable interest entity; and to require enhanced disclosures that will provide more transparent information about an enterprise’s involvement with a variable interest entity. As a result of the adoption of this guidance, the Company deconsolidated a variable interest entity, which had revenue of approximately  $10 million during 2009, because the Company did not have a controlling financial interest. Refer to the Company’s consolidated statements of changes in equity included in this Current Report on Form 8-K for the impact of the deconsolidation.
Amendment to Fair Value Measurements and Disclosures: In January 2010, the FASB issued an update that amends disclosures about recurring or nonrecurring fair value measurements. The amendment requires new disclosures about transfers in and out of Level 1 and Level 2 and to provide a reconciliation of the activity in Level 3 fair value measurements that presents changes resulting from purchases, sales, issuances and settlements on a gross basis. In addition the amendment clarifies existing disclosures with respect to classes of assets and liabilities for which an entity should provide fair value measurement disclosures, as well as the disclosures surrounding the valuation techniques and inputs used to measure fair value. The guidance was effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures related to Level 3 fair value measurement activity which is effective for fiscal years beginning after December 15, 2010. The amendment did not have an impact on the Company’s fair value disclosures. The Company will provide the additional disclosures related to Level 3 pension plan assets, if any, following the effective date for amendments affecting Level 3 disclosures.
Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses: In July 2010, the FASB issued an update to the Receivables topic that increased disclosures about the allowance for credit losses and the credit quality of financing receivables. The additional disclosures are intended to help assess an entity’s credit risk exposures and to assess the adequacy of an entity’s allowance for credit losses. The guidance does not apply to financing receivables that have a contractual maturity of one year or less and that arise from the sale of goods and services. As of December 31, 2010, the new disclosure guidance did not have an effect on the Company’s disclosures. The new disclosures are required for interim and annual periods ending after December 15, 2010, except for disclosures of period activity (i.e., allowance roll-forward and modification disclosures), which are required for interim and annual periods beginning after December 15, 2010.
The Company will adopt the following new accounting standards as of January 1, 2011, the first day of its 2011 fiscal year:
Amendment to Software: In October 2009, the FASB changed the accounting model for revenue arrangements for certain tangible products containing both software components and nonsoftware components. The guidance provides direction on how to determine which software, if any, relating to the tangible product is excluded from the scope of the software revenue guidance. The amendment will be effective prospectively for fiscal years beginning on or after June 15, 2010. The amendment is not expected to have a material impact on the Company’s results of operations, cash flows or financial position.
Amendment to Revenue Recognition: In October 2009, the FASB revised the criteria for multiple-deliverable revenue arrangements by establishing new guidance on how to separate deliverables and how to measure and allocate arrangement consideration to one or more units of accounting. Additionally, the guidance requires vendors to expand their disclosures regarding multiple-deliverable revenue arrangements. The guidance became effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. The amendment is not expected to have a material impact on the Company’s results of operations, cash flows or financial position.

Integration	12 Months Ended
Dec. 31, 2010
Integration [Abstract]
Integration
Note 3 — Integration
In connection with its acquisition of Arrow International, Inc. (“Arrow”) in October 2007, the Company formulated a plan related to the integration of Arrow and the Company’s Medical businesses. The integration plan focuses on the closure of Arrow corporate functions and the consolidation of manufacturing, sales, marketing and distribution functions in North America, Europe and Asia. The Company finalized its estimate of the costs to implement the plan in the fourth quarter of 2008. The Company has accrued estimates for certain costs, related primarily to personnel reductions and facility closures and the termination of certain distribution agreements.
Set forth below is the activity in the integration cost accrual from December 31, 2008 through December 31, 2010:

	Involuntary
	Employee	Facility	Contract	Other
	Termination	Closure	Termination	Integration
	Benefits	Costs	Costs	Costs	Total
	(Dollars in millions)
Balance at December 31, 2008	$4.3	$0.8	$4.8	$0.7	$10.6
Cash payments	(0.1)	(0.3)	(1.9)	—	(2.3)
Adjustments to reserve	(3.8)	—	0.1	(0.7)	(4.4)
Foreign currency translation	—	—	(0.3)	—	(0.3)

Balance at December 31, 2009	0.4	0.5	2.7	—	3.6
Cash payments	—	(0.2)	—	—	(0.2)
Adjustments to reserve	(0.2)	—	—	—	(0.2)
Foreign currency translation	(0.1)	(0.1)	—	—	(0.2)

Balance at December 31, 2010	$0.1	$0.2	$2.7	$—	$3.0

Contract termination costs relate to the termination of a European distributor agreement that is currently in litigation but is expected to be paid in 2011.
In conjunction with the plan for the integration of Arrow and the Company’s Medical businesses, the Company has taken actions that affect employees and facilities of Teleflex. This aspect of the integration plan is explained in Note 4, “Restructuring and other impairment charges.” Costs that affect employees and facilities of Teleflex are charged to earnings and included in “restructuring and other impairment charges” in the consolidated statements of income for the periods in which the costs are incurred.

Restructuring and Other Impairment Charges	12 Months Ended
Dec. 31, 2010
Restructuring and Other Impairment Charges [Abstract]
Restructuring and other impairment charges
Note 4 — Restructuring and other impairment charges
The amounts recognized in restructuring and other impairment charges for 2010, 2009 and 2008 consisted of the following:

	2010	2009	2008
	(Dollars in thousands)
2007 Arrow integration program	2,875	6,991	15,957
2006 restructuring program	—	—	901
Aggregate impairment charges — investments and certain fixed assets	—	3,356	8,088

Restructuring and other impairment charges	$2,875	$10,347	$24,946

2007 Arrow Integration Program
The charges associated with the 2007 Arrow integration program that were included in restructuring and other impairment charges for the years ended 2010, 2009, and 2008 were as follows:

	Medical
	2010	2009	2008
	(Dollars in thousands)
Termination benefits	$1,015	$4,033	$13,502
Facility closure costs	812	577	870
Contract termination costs	1,503	1,622	1,092
Asset impairments	—	42	5,188
Gain on sale of assets	(458)	—	—
Other restructuring costs	3	759	493

	$2,875	$7,033	$21,145

A reconciliation of the changes in accrued liabilities associated with the 2007 Arrow integration program from December 31, 2008 through December 31, 2010 is set forth in the following tables:

		Facility	Contract	Other
	Termination	Closure	Termination	Restructuring
	Benefits	Costs	Costs	Costs	Total
	(Dollars in thousands)
Balance at December 31, 2008	$7,815	$601	$—	$159	$8,575
Subsequent accruals	4,033	577	1,622	759	6,991
Cash payments	(9,480)	(877)	(952)	(896)	(12,205)
Foreign currency translation	(185)	1	17	1	(166)

Balance at December 31, 2009	2,183	302	687	23	3,195
Subsequent accruals	1,015	812	1,503	3	3,333
Cash payments	(2,508)	(1,097)	(28)	(3)	(3,636)
Foreign currency translation	(90)	(17)	(24)	(1)	(132)

Balance at December 31, 2010	$600	$—	$2,138	$22	$2,760

As of December 31, 2010, the Company expects future restructuring expenses associated with the 2007 Arrow integration program, if any, to be nominal.
2006 Restructuring Program
In June 2006, the Company began certain restructuring initiatives that affected both of the Company’s reporting segments. These initiatives involved the consolidation of operations and a related reduction in workforce at several of the Company’s facilities in Europe and North America. The Company implemented these initiatives as a means to improving operating performance and to better leverage the Company’s existing resources.
For 2008, the charges associated with the 2006 restructuring program, all of which were accrued in the Medical Segment were as follows:

2008
(Dollars in thousands)
Termination benefits	$589
Contract termination costs	312

$901

Termination benefits were comprised of severance-related payments for all employees terminated in connection with the 2006 restructuring program. Contract termination costs related primarily to the termination of leases in conjunction with the consolidation of facilities.
The 2006 Restructuring program ended as of December 31, 2008, and no costs were incurred under this program in 2010 and 2009. The accrued liability at December 31, 2010 and December 31, 2009 was nominal.
Impairment Charges
During the third quarter of 2009, based on continued deterioration in the California real estate market, the Company recorded  $3.3 million in impairment charges to fully write-off an investment in a real estate venture in California. The Company initially invested in the venture in 2004 by contributing property and other assets that had been part of one of its former manufacturing sites.
During the fourth quarter of 2008, the following charges were recognized:
•	Charges of $2.7 million were recorded in the fourth quarter of 2008 related to five of the Company’s minority held investments due to deteriorating economic conditions.
•	An asset classified as held for sale was determined to be impaired and a $0.2 million impairment charge was recognized.
•	An asset impairment charge of $5.2 million in the Medical Segment related to facilities that were reclassified to held for sale as of the fourth quarter of 2008.

Inventories	12 Months Ended
Dec. 31, 2010
Inventories [Abstract]
Inventories
Note 5 — Inventories
Inventories at year end consisted of the following:

	2010	2009
	(Dollars in thousands)
Raw materials	$128,752	$150,508
Work-in-process	54,098	53,847
Finished goods	194,032	191,747

	376,882	396,102
Less: Inventory reserve	(38,284)	(35,259)

Inventories, net	$338,598	$360,843

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Property, plant and equipment
Note 6 — Property, plant and equipment
The major classes of property, plant and equipment, at cost, at year end are as follows:

	2010	2009
	(Dollars in thousands)
Land, buildings and leasehold improvements	$217,342	$226,304
Machinery and equipment	351,261	368,484
Computer equipment and software	80,632	78,813
Construction in progress	16,489	14,962

	665,724	688,563
Less: Accumulated depreciation	(378,019)	(371,064)

Property, plant and equipment, net	$287,705	$317,499

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Other Intangible Assets [Abstract]
Goodwill and other intangible assets
Note 7 — Goodwill and other intangible assets
Changes in the carrying amount of goodwill, by reporting segment, for 2010 and 2009 are as follows:

	Medical	Aerospace	Commercial	Total
	(Dollars in thousands)
Balance as of January 1, 2010
Goodwill	$1,444,354	$6,728	$15,087	$1,466,169
Accumulated impairment losses	—	(6,728)	—	(6,728)

	1,444,354	—	15,087	1,459,441
Goodwill related to dispositions	(9,224)	—	(7,597)	(16,821)
Adjustments	(180)	—	—	(180)
Translation adjustment	(29)	—	—	(29)

Balance as of December 31, 2010
Goodwill	1,434,921	6,728	7,490	1,449,139
Accumulated impairment losses	—	(6,728)	—	(6,728)

	$1,434,921	$—	$7,490	$1,442,411

	Medical	Aerospace	Commercial	Total
	(Dollars in thousands)
Balance as of January 1, 2009
Goodwill	$1,426,031	$6,996	$57,544	$1,490,571
Accumulated impairment losses	—	—	(16,448)	(16,448)

	1,426,031	6,996	41,096	1,474,123
Discontinued operation impairment loss	—	(6,728)	—	(6,728)
Goodwill related to acquisitions	214	—	—	214
Goodwill related to dispositions	—	(268)	(26,009)	(26,277)
Adjustments(1)	(3,093)	—	—	(3,093)
Translation adjustment	21,202	—	—	21,202

Balance as of December 31, 2009
Goodwill	1,444,354	6,728	15,087	1,466,169
Accumulated impairment losses	—	(6,728)	—	(6,728)

	$1,444,354	$—	$15,087	$1,459,441

(1)	Goodwill adjustments relate primarily to the finalization of the purchase price allocation for the Arrow acquisition.
Intangible assets at year end consisted of the following:

	Gross Carrying Amount		Accumulated Amortization
	2010	2009	2010	2009
	(Dollars in thousands)
Customer lists	$553,923	$559,207	$98,013	$74,047
Intellectual property	207,248	208,247	77,166	59,824
Distribution rights	16,728	22,094	13,016	17,066
Trade names	332,049	336,673	3,231	3,708

	$1,109,948	$1,126,221	$191,426	$154,645

Amortization expense related to intangible assets was  $43.1 million,  $43.5 million, and  $43.6 million for 2010, 2009 and 2008, respectively. Estimated annual amortization expense for each of the five succeeding years is as follows:

(Dollars in thousands)
2011	$42,600
2012	42,400
2013	41,600
2014	37,400
2015	31,500

Borrowings	12 Months Ended
Dec. 31, 2010
Borrowings [Abstract]
Borrowings
Note 8 — Borrowings
The components of long-term debt are as follows:

	2010	2009
	(Dollars in thousands)
Senior Credit Facility:
Term loan facility, at an average rate of 1.31%, due 10/1/2012	$36,123	$664,170
Term loan facility, at an average rate of 2.56%, due 10/1/2014	363,877	—
2007 Senior Notes:
7.62% Series A Senior Notes, due 10/1/2012	—	130,000
7.94% Series B Senior Notes, due 10/1/2014	—	40,000
Floating Rate Series C Senior Notes, due 10/1/2012	—	26,600
2004 Senior Notes:
6.66% Series 2004-1 Tranche A Senior Notes due 7/8/2011	72,500	145,000
7.14% Series 2004-1 Tranche B Senior Notes due 7/8/2014	48,250	96,500
7.46% Series 2004-1 Tranche C Senior Notes due 7/8/2016	45,050	90,100

3.875% Convertible Senior Subordinated Notes due 2017	400,000	—

Other debt and mortgage notes, at interest rates ranging from 5% to 7%	—	132

	965,800	1,192,502
Less: Unamortized debt discount on 3.875% Convertible Senior Subordinated Notes due 2017	(79,891)	—

	885,909	1,192,502
Current portion of borrowings	(72,500)	(11)

	$813,409	$1,192,491

Prepayment of 2004 Senior Notes
In December 2010, the Company prepaid  $165.8 million in outstanding principal amount of its senior notes issued in 2004 (“2004 Notes”). Of this amount, (i)  $72.5 million was applied to the 6.66% Series 2004-1 Tranche A Senior Notes due 7/8/11, (ii) approximately  $48.3 million was applied to the 7.14% Series 2004-1 Tranche B Senior Notes due 7/8/14 and (iii) approximately  $45.0 million was applied to the 7.46% Series 2004-1 Tranche C Senior Notes due 7/8/16. In addition, the Company paid the holders of the 2004 Notes a  $15.5 million prepayment make-whole amount and accrued and unpaid interest. The Company recorded the  $15.5 million make-whole payment and a  $0.7 million write-off of unamortized debt issuance costs related to the prepayment of the 2004 Notes as a loss on extinguishment of debt during the fourth quarter of 2010.
Refinancing Transactions
In August 2010, the Company entered into a series of refinancing transactions comprised of (i) a public offering of  $400.0 million aggregate principal amount of 3.875% Convertible Senior Subordinated Notes due 2017 (the “Convertible Notes”); (ii) the amendment of certain terms of its Senior Credit Facilities; (iii) the extension of the maturity of a portion of its borrowings under the Senior Credit Facilities; (iv) the repayment of  $200 million of borrowings under the Senior Credit Facilities; (v) the amendment of certain terms of its senior notes issued in 2007 (the “2007 Notes” and, together with the 2004 Notes, the “Senior Notes”) and (vi) the prepayment of the entire  $196.6 million in outstanding aggregate principal amount of the 2007 Notes, which were scheduled to mature in 2012 and 2014. In addition, in connection with the issuance of the Convertible Notes, the Company received proceeds of approximately  $59.4 million from the issuance of warrants on its common stock and purchased call options on its common stock for approximately  $88.0 million.
The following table shows the impact of the various components of the refinancing transactions:

				Additional	Debt	Operating
		Other		Paid-In	Extinguishment	(Income)/
	Cash	Assets	Debt	Capital	Costs	Expenses
	(Dollars in millions)
Proceeds received from:
Issuance of Convertible Notes	$400.0	$—	$400.0	$—	$—	$—
Sale of warrants	59.4	—	—	59.4	—	—

Use of proceeds:
Repay term loan	(200.0)	—	(200.0)	—	—	—
Retire 2007 Notes	(196.6)	—	(196.6)	—	—	—
Prepayment of 2004 Notes	(165.8)	—	(165.8)	—	—	—
Make-whole payment — 2007 Notes	(28.1)	—	—	—	28.1	—
Make-whole payment — 2004 Notes	(15.5)	—	—	—	15.5	—
Purchase of call options	(88.0)	—	—	(88.0)	—	—
Underwriters’ discounts and commissions:
Convertible Notes	(11.0)	8.1	—	(2.9)	—	—
Senior Credit Facility	(5.0)	2.5	—	—	—	2.5
Other transaction fees:
Convertible Notes	(2.0)	1.3	—	(0.7)	—	—
Senior Credit Facility	(3.4)	3.2	—	—	—	0.2
2007 Notes	(0.1)	—	—	—	0.1	—
2004 Notes	(0.1)	—	—	—	—	0.1

Net cash	$(256.2)	15.1	(162.4)	(32.2)	43.7	2.8

Non-cash adjustments:
Equity component of Convertible Notes		—	(83.7)	83.7	—	—
Write-off unamortized debt issuance costs:
Senior Credit Facility		(1.6)	—	—	1.6	—
2007 Notes		(0.6)	—	—	0.6	—
2004 Notes		(0.7)	—	—	0.7	—
Mark-to-market gain on call options		—	—	(2.2)	—	(2.2)
Mark-to-market loss on warrants		—	—	1.8	—	1.8

		$12.2	$(246.1)	$51.1	$46.6	$2.4

Convertible Notes
On August 9, 2010, the Company issued  $400.0 million of 3.875% Convertible Senior Subordinated Notes due 2017 (the “Convertible Notes”). Interest on the Convertible Notes is payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2011, at a rate of 3.875% per year. The Convertible Notes mature on August 1, 2017. The Convertible Notes are the Company’s unsecured senior subordinated obligations and are (i) not guaranteed by any of the Company’s subsidiaries; (ii) subordinated in right of payment to all of the Company’s existing and future senior indebtedness (iii) junior to the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness.
The Convertible Notes will be convertible at the option of the holder only under the following circumstances (i) during any fiscal quarter, if the last reported sales price of the Company’s common stock for at least 20 trading days during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding fiscal quarter exceeds 130% of the conversion price on each applicable trading day; or (ii) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per  $1,000 principal amount of Convertible Notes is less than 98% of the product of the last reported sale price of the common stock and the applicable conversion rate on each trading day during the measurement period; or (iii) upon the occurrence of specified corporate events; or (iv) at any time on or after May 1, 2017 up to and including July 28, 2017. The Convertible Notes are convertible at a conversion rate of 16.3084 shares of common stock per  $1,000 principal amount of Convertible Notes, which is equivalent to a conversion price of approximately  $61.32. The conversion rate is subject to adjustment upon certain events. Upon conversion, the Company’s conversion obligation may be satisfied, at the Company’s option, in shares of common stock, cash or a combination of cash and shares of common stock. The Company has initially elected a net-settlement method to satisfy its conversion obligation. The net-settlement method allows the Company to settle the  $1,000 principal amount of the Convertible Notes in cash and to settle the excess conversion value in shares, plus cash in lieu of fractional shares.
In connection with the issuance of the Convertible Notes, the Company entered into convertible note hedge transactions with two counterparties pursuant to which it purchased call options for  $88.0 million ( $56.0 million net of tax) in private transactions. The call options allow the Company to receive, in effect for no additional consideration, shares of the Company’s common stock and/or cash from counterparties equal to the amounts of common stock and/or cash related to the excess conversion value that it would pay to the holders of the Convertible Notes upon conversion. These call options will terminate upon the earlier of July 28, 2017 or the first day all of the related Convertible Notes are no longer outstanding due to conversion or otherwise.
The Company also entered into privately negotiated warrant transactions with the same counterparties generally relating to the same number of shares of common stock with each of the option counterparties. Under certain circumstances, the Company may be required under the terms of the warrant transactions to issue up to 19.99% of the shares of common stock outstanding on August 3, 2010, which equals 7,981,422 shares of common stock (subject to adjustments). The warrants have been divided into components that expire ratably over a 180 day period commencing November 1, 2017. The strike price of the warrants is approximately  $74.65 per share of common stock, subject to customary anti-dilution adjustments. Proceeds received from the issuance of the warrants totaled approximately  $59.4 million.
The convertible note hedge and warrant transactions described above are intended to reduce the potential dilution with respect to the Company’s common stock and/or reduce the Company’s exposure to potential cash payments that the Company may be required to make upon conversion of the Convertible Notes by, in effect, increasing the conversion price to  $74.65 per share. However, the warrant transactions could have a dilutive effect with respect to the common stock or, if the Company so elects, obligate the Company to make cash payments to the extent that the market price per share of common stock exceeds  $74.65 per share on any expiration date of the warrants.
The initial offering of the Convertible Notes was for  $350.0 million, with an overallotment option that allowed the underwriters to purchase an additional principal amount of  $50.0 million. The underwriters exercised their option on August 4, 2010 resulting in a total offering of  $400.0 million of the Convertible Notes. The Company entered into the contracts for both the call options and warrants in connection with the Convertible Notes on August 3, 2010. Existing accounting guidance provides that the call option and warrant contracts be treated as derivative instruments for the one day that the overallotment option was outstanding. Once the overallotment provision was exercised, the option and warrant contracts were re-classified to equity since the settlement terms of the Company’s call options and warrant contracts allow the Company to elect net cash settlement or net-share settlement under both contracts. The equity components of the option and warrants will not be adjusted for subsequent changes in fair value. As a result of treating these instruments as derivatives prior to exercise of the overallotment option, the Company recorded a non-cash gain on the call options of  $2.2 million and a non-cash loss on the warrants of  $1.8 million, resulting in a net gain of  $0.4 million in operating income.
The Company allocated the proceeds of the Convertible Notes between the liability and equity components of the debt. The initial  $316.3 million liability component was determined based on the fair value of a similar debt instrument excluding the conversion feature. The initial  $83.7 million ( $53.3 million net of tax) equity component represented the difference between the fair value or carrying value of  $316.3 million of the debt and the  $400.0 million of proceeds. The related debt discount of  $83.7 million will be amortized under the interest method over the remaining life of the Convertible Notes, which, at December 31, 2010, is approximately 6.6 years. An effective interest rate of 7.814% was used to calculate the debt discount on the Convertible Notes. The following table provides interest expense amounts related to the Convertible Notes for the periods presented:

Year Ended
(in millions)	December 31, 2010
Interest cost related to contractual interest coupon	$6.2
Interest cost related to amortization of the discount	$3.8
The following table provides the carrying value of the Convertible Notes as of December 31, 2010:

(in millions)	December 31, 2010
Principal amount of the Convertible Notes	$400.0
Unamortized discount	(79.9)

Net carrying amount	$320.1

Senior Credit Facility
On August 9, 2010, the Company repaid  $200.0 million of its term loan borrowings under its senior credit facility and amended certain terms of its existing senior credit agreement. In connection with the amendment, the Company extended the final maturity date of  $363.9 million of its remaining  $400.0 million term loan borrowings and  $366.3 million of commitments under its  $400.0 million revolving credit facility from October 1, 2012 to October 1, 2014. The extended term loans are to be repaid in accordance with an amortization schedule, with quarterly payments of 2.5% of the original principal amount of the extended term loans commencing on December 31, 2012. In addition, the amendment increased the applicable interest rate margin for the extended loans and commitments. As amended, the range of the applicable margin for borrowings bearing interest at the “base rate” (greater of either the federal funds effective rate plus 0.5%, the prime rate or one month LIBOR plus 1.0%) increased to a range of 0.50% to 1.75%, and the range of the applicable margin for extended borrowings bearing interest at the “LIBOR rate” for the period corresponding to the applicable interest period of the borrowings increased to a range of 1.50% to 2.75%. In addition, the commitment fee rate on unused but committed portions of the revolving credit facility increased to a range of 0.375% to 0.50%. The actual amount of the applicable margin and commitment fee rate will be based on the ratio of Consolidated Total Indebtedness to Consolidated EBITDA (each as defined in the senior credit agreement). At December 31, 2010, the spread over LIBOR was 225 basis points, the commitment fee rate was 0.375%.
The senior credit agreement was further amended to (i) permit an additional  $200.0 million of indebtedness for unsecured, senior subordinated or subordinated notes; (ii) add a mandatory prepayment of term loans upon the occurrence of certain prepayments in cash of certain Convertible Notes, either in satisfaction of the rights of the holders of such Convertible Notes to convert or the rights of the holders of such Convertible Notes to require repurchase of the Convertible Notes upon a fundamental change (as defined in the indenture governing such Convertible Notes), in an amount equal to the amount used to prepay the applicable Convertible Notes to be ratably applied to the term loans under the credit agreement and the Senior Notes; (iii) amend the definition of “Consolidated EBITDA” to permit add-backs for fees and expenses incurred in connection with the  $200.0 million repayment of existing term loan borrowings under the credit agreement and the prepayment make-whole amounts in connection with any prepayment on the Senior Notes, with such amendment only to take effect upon the prepayment of all of the Senior Notes or the amendment of such Senior Notes to permit corresponding add-backs; (iv) provide that, upon the prepayment of all of the Senior Notes or the amendment of such Senior Notes to increase the permitted leverage ratio to a level above 3.5 to 1, the credit agreement will, upon written notification to the administrative agent, automatically be amended to provide for either (1) an increase of the leverage ratio covenant to 4.0 to 1 (in the case of prepayment of the Senior Notes) or (2) an increase corresponding to an increase in the leverage ratio covenant in the Senior Notes (up to a leverage ratio of 4.0 to 1); and (v) provide that upon the prepayment of all of the Senior Notes or the amendment of such Senior Notes to increase the pro forma leverage ratio restriction for permitted acquisitions to a level above 3.50 to 1, the credit agreement will, upon written notification to the administrative agent, automatically be amended to provide for either (1) an increase of the pro forma leverage ratio restriction for permitted acquisitions to 3.75 to 1 (in the case of prepayment of the Senior Notes) or (2) an increase corresponding to an increase in the pro forma leverage ratio restriction for permitted acquisitions in the Senior Notes (up to a pro forma leverage ratio of 3.75 to 1).
The Company’s senior credit and senior note agreements contain covenants that, among other things, limit or restrict its ability, and the ability of its subsidiaries, to incur debt, create liens, consolidate, merge or dispose of certain assets, make certain investments, engage in acquisitions, pay dividends on, repurchase or make distributions in respect of capital stock and enter into swap agreements. These agreements also require the Company to maintain a consolidated leverage ratio of not more than 3.50:1 and a consolidated interest coverage ratio (generally, Consolidated EBITDA to Consolidated Interest Expense, each as defined in the senior credit agreement) of not less than 3.50:1 as of the last day of any period of four consecutive fiscal quarters calculated pursuant to the definitions and methodology set forth in the senior credit agreement. At December 31, 2010, the Company’s consolidated leverage ratio was 2.65:1 and its interest coverage ratio was 4.68:1, both of which are in compliance with the limits described in the preceding sentence. As of December 31, 2010, the Company was in compliance with all other terms of the senior credit agreement and the senior notes.
At the time of the refinancing transactions, the Company had an interest rate swap covering a notional amount of  $375 million designated as a hedge against the variability of the cash flows in the interest payments under the term loan due to changes in the LIBOR Benchmark Interest Rate. The Company has determined that the interest rate swap may continue to be designated as a cash flow hedge with respect to the amended and extended term loan. The amendment and extension of the term loan did not result in a substantial modification and the critical terms of the variable rate debt (notional amount, re-pricing dates and benchmark interest rate) were unchanged. As of December 31, 2010, the notional value of the interest rate swap was  $350 million.
Senior Note Amendments
In connection with the refinancing transactions, the Senior Notes were amended to permit certain terms of the Convertible Notes and the convertible note hedge and warrant transactions. Specifically, the amendments to the Senior Notes amended restrictions on indebtedness, restricted payments and swap agreements and an event of default provision in connection with the Convertible Notes and any convertible notes the Company may issue in the future. In addition, the holders of the Senior Notes consented to the subordination provisions that would apply to offerings of certain convertible notes. The amendment also added a mandatory offer to prepay the Senior Notes upon the occurrence of certain prepayments in cash of certain convertible notes, either in satisfaction of the rights of the holders of such convertible notes to convert or in satisfaction of the rights of the holders of such convertible notes to require repurchase of the convertible notes upon a fundamental change (as defined in the indenture governing such convertible notes), in an amount equal to the amount used to prepay certain convertible notes to be ratably applied to the Senior Notes and the term loans under the Senior Credit Facility.
Prepayment of 2007 Notes
On August 13, 2010, the Company prepaid all of its outstanding 2007 Notes, consisting of  $130.0 million aggregate principal amount of 7.62% Series A Senior Notes due 2012,  $40.0 million aggregate principal amount of 7.94% Series B Senior Notes due 2014 and  $26.6 million aggregate principal amount of Floating Rate Series C Senior Notes due 2012, at an aggregate prepayment purchase price equal to the aggregate principal amount of  $196.6 million plus a  $28.1 million prepayment make-whole amount and accrued and unpaid interest. The Company recorded the  $28.1 million make-whole payment, unamortized debt issuance costs of  $0.6 million incurred prior to the refinancing transactions and legal fees as loss on extinguishments of debt during the third quarter of 2010.
Debt and equity issuance and amendment fees related to Refinancing Transactions
The Company incurred transaction fees of approximately  $8.4 million related to the amendment of the senior credit agreement for underwriters’ discounts and commissions and other transaction fees. Under existing accounting guidance, the Company treated the  $200.0 million repayment of the term loan as a debt extinguishment and the remaining  $400.0 million of the term loan as a debt modification. The changes to the revolving credit component of the Senior Credit Facility were also deemed to be a modification. The Company allocated the transaction fees evenly between the term loan and the revolving credit facility. Approximately  $2.7 million of the transaction fees represented third party transaction fees related to the modified term loan that were expensed in the third quarter of 2010 as selling, general and administrative expenses. The remaining  $5.7 million in transaction fees was deferred and will be amortized over the amended term of the facility as additional interest expense. In addition, the Company expensed approximately  $1.6 million of unamortized Senior Credit Facility debt issuance costs that were incurred prior to the refinancing transactions related to the  $200.0 million repayment as loss on extinguishments of debt.
In connection with the issuance of the Convertible Notes, the Company incurred transaction fees of approximately  $13.0 million for underwriters’ discounts and commissions and other transaction fees. Under existing accounting guidance, the Company allocated approximately  $3.6 million to the respective equity components and the remaining  $9.4 million was recorded as a deferred asset to be amortized over the outstanding term of the Convertible Notes as additional interest expense.
Other debt
At December 31, 2010, the Company had no borrowings and approximately  $4 million of standby letters of credit issued under its revolving line of credit. The Company has approximately  $396 million available in committed financing through the senior credit agreement.
The carrying amount reported in the consolidated balance sheet as of December 31, 2010 for long-term debt is  $885.9 million. Using a discounted cash flow technique that incorporates a market interest yield curve with adjustments for duration, optionality, and risk profile, the Company has determined the fair value of its debt to be  $991.4 million at December 31, 2010. The Company’s corporate credit rating is a factor in determining the market interest yield curve.
In addition, the Company has an accounts receivable securitization facility under which accounts receivable of certain domestic subsidiaries are sold on a non-recourse basis to a special purpose entity (“SPE”), which is a bankruptcy-remote, consolidated subsidiary of Teleflex. Accordingly, the assets of the SPE are not available to satisfy the obligations of Teleflex or any of its subsidiaries. The SPE then sells undivided interests in those receivables to an asset backed commercial paper conduit for consideration of up to  $75.0 million. As of December 31, 2010, the maximum amount available for borrowing under this facility was  $25.9 million. This facility is utilized from time to time for increased flexibility in funding short term working capital requirements. The agreement governing the accounts receivable securitization facility contains certain covenants and termination events. An occurrence of an event of default or a termination event under this facility may give rise to the right of its counterparty to terminate this facility.
Notes payable at December 31, 2010 consists of a demand loan of  $1.5 million borrowed at an interest rate of 6.6% and the accounts receivable securitization facility described above.
The aggregate amounts of notes payable and long-term debt maturing are as follows:

(Dollars in thousands)
2011	$103,711
2012	45,220
2013	36,387
2014	366,643
2015 and thereafter	445,050

Financial Instruments	12 Months Ended
Dec. 31, 2010
Financial Instruments [Abstract]
Financial instruments
Note 9 — Financial instruments
The Company uses derivative instruments for risk management purposes. Forward rate contracts are used to manage foreign currency transaction exposure and interest rate swaps are used to reduce exposure to interest rate changes. These derivative instruments are designated as cash flow hedges and are recorded on the balance sheet at fair market value. The effective portion of the gains or losses on derivatives are reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings. Approximately  $9.3 million of the amount in accumulated other comprehensive income at December 31, 2010 would be reclassified as expense to the statement of income during 2011 should foreign currency exchange rates and interest rates remain at December 31, 2010 levels. See Note 10, “Fair Value Measurement” for additional information.
The location and fair values of derivative instruments designated as hedging instruments in the condensed consolidated balance sheet are as follows:

	December 31, 2010	December 31, 2009
	Fair Value	Fair Value
	(Dollars in thousands)
Asset derivatives:
Foreign exchange contracts:
Other assets — current	$880	$1,356

Total asset derivatives	$880	$1,356

Liability derivatives:
Interest rate contracts:
Derivative liabilities — current	$15,004	$15,849
Other liabilities — noncurrent	9,566	12,258
Foreign exchange contracts:
Derivative liabilities — current	630	860

Total liability derivatives	$25,200	$28,967

The location and amount of the gains and losses for derivatives in cash flow hedging relationships that were reported in other comprehensive income (“OCI”), accumulated other comprehensive income (“AOCI”) and the consolidated statement of income for the years ended December 31, 2010 and 2009 are as follows:

	After Tax Gain/(Loss)
	Recognized in OCI
	2010	2009
	(Dollars in thousands)
Interest rate	$2,248	$10,484
Foreign exchange	(167)	5,504

Total	$2,081	$15,988

	Pre-Tax (Gain)/Loss Reclassified
	from AOCI into Income
	2010	2009
	(Dollars in thousands)
Interest rate contracts:
Interest expense	$17,331	$19,585
Foreign exchange contracts:
Net revenues	(189)	300
Cost of goods sold	(3,516)	3,067
Selling, general and administrative expenses	—	(356)
Income from discontinued operations	(246)	(245)

Total	$13,380	$22,351

For the year ended December 31, 2010, there was no ineffectiveness related to the Company’s derivatives.
The following table provides financial instruments activity included as part of accumulated other comprehensive income, net of tax:

	2010	2009
	(Dollars in thousands)
Amount at beginning of year	$(17,343)	$(33,331)
Dispositions	—	467
Additions and revaluations	(5,714)	674
(Gain) loss reclassified from AOCI into Income	7,762	14,343
Tax rate adjustment	33	504

Amount at end of year	$(15,262)	$(17,343)

After-tax (gain) loss reclassified from AOCI into income with respect to the Company’s interest rate swap and forward rate contracts hedge results contributed approximately  $10.8 and  $(3.0) million, respectively, to the increase in other comprehensive income for 2010 and approximately  $12.3 and  $2.0 million, respectively, to the increase in other comprehensive income for 2009.

Fair Value Measurement	12 Months Ended
Dec. 31, 2010
Fair Value Measurement [Abstract]
Fair value measurement
Note 10 — Fair value measurement
The following tables provide the financial assets and liabilities carried at fair value measured on a recurring basis as of December 31, 2010 and December 31, 2009:

	Total carrying		Significant
	value at	Quoted prices in	other	Significant
	December 31,	active markets	observable	unobservable
	2010	(Level 1)	inputs (Level 2)	inputs (Level 3)
	(Dollars in thousands)
Deferred compensation assets	$4,108	$4,108	$—	$—
Derivative assets	$880	$—	$880	$—
Derivative liabilities	$25,200	$—	$25,200	$—

	Total carrying		Significant
	value at	Quoted prices in	other	Significant
	December 31,	active markets	observable	unobservable
	2009	(Level 1)	inputs (Level 2)	inputs (Level 3)
	(Dollars in thousands)
Deferred compensation assets	$3,165	$3,165	$—	$—
Derivative assets	$1,356	$—	$1,356	$—
Derivative liabilities	$28,967	$—	$28,967	$—
Valuation Hierarchy
The Derivatives and Hedging Standard establishes a valuation hierarchy of the inputs (i.e. assumptions that market participants would use in pricing an asset or liability) used to measure fair value. This hierarchy prioritizes the inputs into three broad levels as follows:
Level 1 inputs — quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has ability to access at the measurement date.
Level 2 inputs — inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include:
1. Quoted prices for similar assets or liabilities in active markets.
2. Quoted prices for identical or similar assets or liabilities in markets that are not active.
3. Inputs other than quoted prices that are observable for the asset or liability.
4. Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 inputs — unobservable inputs for the asset or liability. Unobservable inputs may be used to measure fair value only when observable inputs are not available. Unobservable inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability in achieving the fair value measurement objective of an exit price perspective. An exit price is the price that would be received to sell an asset or paid to transfer a liability.
A financial asset or liability’s classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement.
Valuation Techniques
The Company has determined the fair value of its financial assets based on Level 1 and Level 2 inputs and the fair value of its financial liabilities based on Level 2 inputs in accordance with the fair value hierarchy established under accounting standards. The Company’s financial assets valued based upon Level 1 inputs are comprised of investments in marketable securities held in trusts which are used to pay benefits under certain of the Company’s deferred compensation plans. Under these plans, participants designate investment options to serve as the basis for measurement of the notional value of their accounts. The investment assets of the trusts are valued using quoted market prices.
The Company’s financial assets valued based upon Level 2 inputs are comprised of foreign currency forward contracts. The Company’s financial liabilities valued based upon Level 2 inputs are comprised of an interest rate swap contract and foreign currency forward contracts. The Company uses foreign currency forward rate contracts to manage currency transaction exposure and interest rate swaps to manage exposure to interest rate changes. The fair value of the foreign currency forward exchange contracts represents the amount required to enter into offsetting contracts with similar remaining maturities based on quoted market prices. The fair value of the interest rate swap contract is developed from market-based inputs under the income approach using cash flows discounted at relevant market interest rates. The Company has taken into account the creditworthiness of the counterparties in measuring fair value. See Note 9, “Financial Instruments” for additional information.

Shareholders' Equity	12 Months Ended
Dec. 31, 2010
Shareholders' Equity [Abstract]
Shareholders' equity
Note 11 — Shareholders’ equity
The authorized capital of the Company is comprised of 200 million common shares,  $1 par value, and 500,000 preference shares. No preference shares have been outstanding during the last three years.
On June 14, 2007, the Company’s Board of Directors authorized the repurchase of up to  $300 million of outstanding Company common stock. Repurchases of Company stock under the Board authorization may be made from time to time in the open market and may include privately-negotiated transactions as market conditions warrant and subject to regulatory considerations. The stock repurchase program has no expiration date, and the Company’s ability to execute on the program will depend on, among other factors, cash requirements for acquisitions, cash generation from operations, debt repayment obligations, market conditions and regulatory requirements. In addition, under the Company’s senior credit and Senior Note agreements, the Company is subject to certain restrictions relating to its ability to repurchase shares in the event the Company’s consolidated leverage ratio exceeds certain levels, which may further limit the Company’s ability to repurchase shares under this Board authorization. Through December 31, 2010, no shares have been purchased under this Board authorization.
Basic earnings per share is computed by dividing net income by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed in the same manner except that the weighted average number of shares is increased for dilutive securities. The difference between basic and diluted weighted average common shares results from the assumption that dilutive stock options were exercised. A reconciliation of basic to diluted weighted average shares outstanding is as follows:

	2010	2009	2008
	(Shares in thousands)
Basic shares	39,906	39,718	39,584
Dilutive shares assumed issued	374	218	248

Diluted shares	40,280	39,936	39,832

Weighted average stock options of 4,391 thousand, 1,677 thousand and 1,022 thousand were antidilutive and therefore not included in the calculation of earnings per share for 2010, 2009 and 2008, respectively.
Accumulated other comprehensive income at year end consisted of the following:

	2010	2009
	(Dollars in thousands)
Financial instruments marked to market, net of tax	$(15,262)	$(17,343)
Cumulative translation adjustment	59,128	77,577
Defined benefit pension and postretirement plans, net of tax	(95,746)	(94,354)

Accumulated other comprehensive income (loss)	$(51,880)	$(34,120)

Stock Compensation Plans	12 Months Ended
Dec. 31, 2010
Stock Compensation Plans [Abstract]
Stock compensation plans
Note 12 — Stock compensation plans
The Company has two stock-based compensation plans under which equity-based awards may be made. The Company’s 2000 Stock Compensation Plan (the “2000 plan”) provides for the granting of incentive and non-qualified stock options and restricted stock units to directors, officers and key employees. Under the 2000 plan, the Company is authorized to issue up to 4 million shares of common stock, but no more than 800,000 of those shares may be issued as restricted stock. Options granted under the 2000 plan have an exercise price equal to the average of the high and low sales prices of the Company’s common stock on the date of the grant, rounded to the nearest  $0.25. Generally, options granted under the 2000 plan are exercisable three to five years after the date of the grant and expire no more than ten years from the grant date. Outstanding restricted stock units generally vest in one to three years. In 2010, the Company granted restricted stock units representing 169,751 shares of common stock under the 2000 plan. The unrecognized compensation expense for these awards as of the grant date was  $9.7 million, which will be recognized over the vesting period of the awards. As of December 31, 2010, 301,504 shares were available for future grant under the 2000 plan.
The Company’s 2008 Stock Incentive Plan (the “2008 plan”) provides for the granting of various types of equity-based awards to directors, officers and key employees. These awards include incentive and non-qualified stock options, stock appreciation rights, stock awards and other stock-based awards. Under the 2008 plan, the Company is authorized to issue up to 2.5 million shares of common stock, but grants of awards other than stock options and stock appreciation rights may not exceed 875,000 shares. Options granted under the 2008 plan have an exercise price equal to the closing price of the Company’s common stock on the date of grant. In 2010, the Company granted incentive and non-qualified options to purchase 599,042 shares of common stock under the 2008 plan. The unrecognized compensation expense for these awards as of the grant date was  $7.4 million, which will be recognized over the vesting period of the awards. As of December 31, 2010, 1,591,016 shares were available for future grant under the 2008 plan.
The fair value for options granted in 2010, 2009 and 2008 was estimated at the date of grant using a multiple point Black-Scholes option pricing model. The following weighted-average assumptions were used:

	2010	2009	2008
Risk-free interest rate	2.12%	1.73%	3.18%
Expected life of option	4.66 yrs.	4.55 yrs.	4.54 yrs.
Expected dividend yield	2.22%	3.25%	2.03%
Expected volatility	26.42%	32.66%	26.32%
The fair value for non-vested shares granted in 2010, 2009 and 2008 was estimated at the date of grant based on the market rate on the grant date discounted for the risk free interest rate and the present value of expected dividends over the vesting period. The following weighted-average assumptions were used:

	2010	2009	2008
Risk-free interest rate	1.25%	1.21%	1.88%
Expected dividend yield	2.24%	3.18%	2.27%
The Company applied a simplified method to establish the beginning balance of the additional paid-in capital pool (“APIC Pool”) related to the tax effects of employee stock-based compensation and to determine the subsequent impact on the APIC Pool and consolidated statements of cash flows of the tax effects of employee stock-based compensation awards that are outstanding.
The following table summarizes the option activity during 2010:

			Weighted
		Weighted	Average
	Shares	Average	Remaining	Aggregate
	Subject to	Exercise	Contractual	Intrinsic
	Options	Price	Life In Years	Value
				(Dollars in thousands)
Outstanding, beginning of the year	2,172,173	$54.22
Granted	599,042	61.21
Exercised	(213,155)	50.53
Forfeited or expired	(283,433)	56.11

Outstanding, end of the year	2,274,627	$56.17	6.3	$6,060

Exercisable, end of the year	1,450,353	$55.85	4.9	$4,396

The weighted average grant date fair value was  $12.29,  $9.70 and  $12.12 for options granted during 2010, 2009 and 2008, respectively. The total intrinsic value of options exercised was  $2.3 million,  $0.3 million and  $2.5 million during 2010, 2009 and 2008, respectively.
The Company recorded  $3.5 million of expense related to the portion of the shares underlying options that vested during 2010, which is included in selling, general and administrative expenses.
The following table summarizes the non-vested restricted stock activity during 2010:

			Weighted
		Weighted	Average
	Number of	Average	Remaining	Aggregate
	Non-Vested	Grant Date	Contractual	Intrinsic
	Shares	Price	Life In Years	Value
				(Dollars in thousands)
Outstanding, beginning of the year	292,946	$52.25
Granted	169,751	60.83
Vested	(26,028)	65.27
Forfeited	(50,126)	53.10

Outstanding, end of the year	386,543	$55.03	1.3	$20,800

The weighted average grant-date fair value was  $57.09,  $42.76 and  $53.30 for non-vested restricted stock granted during 2010, 2009 and 2008, respectively.
The Company recorded  $5.3 million of expense related to the portion of these shares that vested during 2010, which is included in selling, general and administrative expenses.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income taxes
Note 13 — Income taxes
The following table summarizes the components of the provision for income taxes from continuing operations:

	2010	2009	2008
	(Dollars in thousands)
Current:
Federal	$(15,802)	$(9,516)	$53,026
State	3,075	247	3,792
Foreign	38,645	41,190	46,707
Deferred:
Federal	(356)	11,779	(58,613)
State	(2,490)	(6,393)	(1,349)
Foreign	2,153	3,376	(9,818)

	$25,225	$40,683	$33,745

In 2009, the Company sold its interest in Airfoil Technologies International Singapore and several related entities and sold several entities in its Power Systems division. These businesses had income before taxes for 2008 of  $75.3 million, which are reported as part of discontinued operations. The company recorded a gain on the sale of these businesses of  $272.3 million along with related taxes on the gain of  $102.9 million. The gain and related taxes are reported as discontinued operations.
At December 31, 2010, the cumulative unremitted earnings of other subsidiaries outside the United States, considered permanently reinvested, for which no income or withholding taxes have been provided, approximated  $550.7 million. Such earnings are expected to be reinvested indefinitely and, as a result, no deferred tax liability has been recognized with regard to the remittance of such earnings. It is not practicable to estimate the income tax liability that might be incurred if such earnings were remitted to the United States.
The following table summarizes the U.S. and non-U.S. components of income from continuing operations before taxes:

	2010	2009	2008
	(Dollars in thousands)
United States	$(7,745)	$31,221	$1,889
Other	138,128	146,054	105,233

	$130,383	$177,275	$107,122

Reconciliations between the statutory federal income tax rate and the effective income tax rate are as follows:

	2010	2009	2008
Federal statutory rate	35.00%	35.00%	35.00%
Foreign tax rate differential	(3.77)%	(3.70)%	1.18%
Non-deductible goodwill	—	1.32%	—
State taxes net of federal benefit	(2.68)%	(3.16)%	(3.22)%
Uncertain tax contingencies	(2.67)%	(3.89)%	5.91%
Valuation allowance	0.97%	0.70%	4.85%
Canadian financing benefit	(5.24)%	(3.48)%	(6.21)%
Other, net	(2.26)%	0.16%	(6.01)%

	19.35%	22.95%	31.50%

The Company and its subsidiaries are routinely subject to examinations by various taxing authorities. In conjunction with these examinations and as a regular and routine practice, the Company establishes and/or adjusts reserves with respect to its uncertain tax positions as developments merit. We realized a benefit of approximately  $3.4 million as a result of reducing our reserves with respect to uncertain tax positions. This change was driven principally by the fact that we (i) reduced our US tax reserves as a result of the conclusion of audits of certain US tax returns and because the applicable Statute of Limitations with respect to certain other US returns expired, and (ii) increased our reserves as the result of developments in the ongoing tax examinations in the Czech Republic and Germany.
During the third quarter of 2010, we determined that an out-of-period adjustment associated with tax returns filed and tax audit conclusions was required which reduced income tax expense by approximately  $5.7 million. Management has determined that this was not material on a quantitative or qualitative basis to the prior period financial statements.
During the fourth quarter of 2009, we determined that an out-of-period adjustment was required to correct our financial statement tax related balance sheet accounts. Correction of this error decreased deferred tax liabilities and our taxes payable by approximately  $3.2 million and reduced income tax expense approximately  $3.2 million. Based on our analysis, we concluded that this matter was not material on a quantitative or qualitative basis to the prior period financial statements.
Significant components of the deferred tax assets and liabilities at year end were as follows:

	2010	2009
	(Dollars in thousands)
Deferred tax assets:
Tax loss carryforwards	$54,824	$59,081
Accrued employee benefits	10,004	5,738
Tax credit carryforwards	6,454	13,259
Pension	45,680	54,494
Inventories	15,332	4,870
Bad debts	163	3,123
Reserves and accruals	18,382	15,204
Foreign exchange	11,981	593
Other	—	298
Less: valuation allowances	(49,522)	(49,243)

Total deferred tax assets	113,298	107,417

Deferred tax liabilities:
Fixed assets	30,741	34,369
Intangibles — stock acquisitions	312,174	312,661
Other	7,911	—
Unremitted foreign earnings	98,057	100,964

Total deferred tax liabilities	448,883	447,994

Net deferred tax liability	$(335,585)	$(340,577)

Under the tax laws of various jurisdictions in which the Company operates, deductions or credits that cannot be fully utilized for tax purposes during the current year may be carried forward, subject to statutory limitations, to reduce taxable income or taxes payable in a future tax year. At December 31, 2010, the tax effect of such carry forwards approximated  $61.5 million. Of this amount,  $10.8 million has no expiration date,  $2.1 million expires after 2010 but before the end of 2015 and  $48.6 million expires after 2015. A substantial amount of these carry forwards consist of tax losses which were acquired in an acquisition by the Company in 2004. Therefore, the utilization of these tax attributes is subject to an annual limitation imposed by Section 382 of the Internal Revenue Code, which limits a company’s ability to deduct prior net operating losses following a more than 50 percent change in ownership. It is not expected that this annual limitation will prevent the Company from utilizing its carry forwards. The determination of state net operating loss carry forwards is dependent upon the U.S. subsidiaries’ taxable income or loss, apportionment percentages and other respective state laws, which can change from year to year and impact the amount of such carry forward.
The valuation allowance for deferred tax assets of  $49.5 million and  $49.2 million at December 31, 2010 and December 31, 2009, respectively, relates principally to the uncertainty of the utilization of certain deferred tax assets, primarily tax loss and credit carry forwards in various jurisdictions. The valuation allowance was calculated in accordance with accounting standards, which requires that a valuation allowance be established and maintained when it is “more likely than not” that all or a portion of deferred tax assets will not be realized.
Uncertain Tax Positions: A reconciliation of the beginning and ending balances for liabilities associated with unrecognized tax benefits is as follows:

	2010	2009	2008
	(Dollars in thousands)
Balance at January 1	$113,232	$114,667	$100,415
Increase in unrecognized tax benefits related to prior years	6,226	7,371	19,255
Decrease in unrecognized tax benefits related to prior years	(10,887)	(15,346)	(3,384)
Unrecognized tax benefits related to the current year	1,956	12,348	9,746
Reductions in unrecognized tax benefits due to settlements	(2,011)	(1,314)	(3,113)
Reductions in unrecognized tax benefits due to lapse of applicable statute of limitations	(16,209)	(5,645)	(5,113)
Increase (decrease) in unrecognized tax benefits due to foreign currency translation	(3,026)	1,151	(3,139)

Balance at December 31	$89,281	$113,232	$114,667

The total liabilities associated with the unrecognized tax benefits that, if recognized would impact the effective tax rate were  $62.5 million and  $72.2 million at December 31, 2010 and December 31, 2009, respectively.
The Company accrues interest and penalties associated with unrecognized tax benefits in income tax expense in the consolidated statements of operations, and the corresponding liability is included in the consolidated balance sheets. The interest (benefit) expense (net of related tax benefits where applicable) and penalties reflected in income from continuing operations for the year ended December 31, 2010 was  $(1.8) million and  $2.4 million, respectively, (( $0.4) million and  $0.5 million, respectively, for the year ended December 31, 2009 and  $3.0 million and  $1.1 million, respectively, for the year ended December 31, 2008). The corresponding liabilities in the consolidated balance sheets for interest and penalties were  $11.9 million and  $8.5 million respectively at December 31, 2010 ( $14.9 million and  $6.7 million, respectively at December 31, 2009).
The taxable years that remain subject to examination by major tax jurisdictions are as follows:

	Beginning	Ending
United States	2006	2010
Canada	2003	2010
Czech Republic	2001	2010
France	2008	2010
Germany	2003	2010
Italy	2006	2010
Malaysia	2007	2010
Singapore	2004	2010
Sweden	2005	2010
United Kingdom	2009	2010
The Company and its subsidiaries are routinely subject to income tax examinations by various taxing authorities. As of December 31, 2010, the most significant tax examinations in process are in the jurisdictions of the United States, Canada, Czech Republic and Germany. It is uncertain as to when these examinations may be concluded and the ultimate outcome of such examinations. As a result of the uncertain outcome of these ongoing examinations, future examinations, or the expiration of statutes of limitation for certain jurisdictions, it is reasonably possible that the related unrecognized tax benefits for tax positions taken could materially change from those recorded as liabilities at December 31, 2010. Due to the potential for resolution of certain foreign and U.S. examinations, and the expiration of various statutes of limitation, it is reasonably possible that the Company’s unrecognized tax benefits may change within the next twelve months by a range of zero to  $19 million.

Pension and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2010
Pension and Other Postretirement Benefits [Abstract]
Pension and other postretirement benefits
Note 14 — Pension and other postretirement benefits
The Company has a number of defined benefit pension and postretirement plans covering eligible U.S. and non-U.S. employees. The defined benefit pension plans are noncontributory. The benefits under these plans are based primarily on years of service and employees’ pay near retirement. The Company’s funding policy for U.S. plans is to contribute annually, at a minimum, amounts required by applicable laws and regulations. Obligations under non-U.S. plans are systematically provided for by depositing funds with trustees or by book reserves.
In 2010, the Company made a  $30 million cash contribution to the Teleflex Retirement Income Plan (“TRIP”) to improve the funded status of the pension plan.
In 2009, the Company offered certain qualifying individuals an early retirement program. Based on the individuals that accepted the offer, the Company recognized special termination costs of  $402 thousand in pension expense and  $395 thousand in postretirement expense in the second quarter of 2009.
In 2008, the Company took the following actions with respect to its pension benefits:
• Effective August 31, 2008, the Arrow Salaried plan, the Arrow Hourly plan and the Berks plan were merged into the Teleflex Retirement Income Plan (“TRIP”).
• On October 31, 2008, the TRIP was amended to cease future benefit accruals for all employees, other than those subject to a collective bargaining agreement, as of December 31, 2008.
• On December 15, 2008, the Company amended its Supplemental Executive Retirement Plans (“SERP”) for all executives to cease future benefit accruals as of December 31, 2008. In addition, the Company replaced the non-qualified defined benefits provided under the SERP with a non-qualified defined contribution arrangement under the Company’s Deferred Compensation Plan, effective January 1, 2009.
In addition, on October 31, 2008, the Company’s postretirement benefit plans were amended to eliminate future benefits for employees, other than those subject to a collective bargaining agreement, who had not attained age 50 and whose age plus service was less than 65.
The Company and certain of its subsidiaries provide medical, dental and life insurance benefits to pensioners and survivors. The associated plans are unfunded and approved claims are paid from Company funds.
Net benefit cost of pension and postretirement benefit plans consisted of the following:

	Pension			Other Benefits
	2010	2009	2008	2010	2009	2008
	(Dollars in thousands)
Service cost	$2,266	$2,217	$4,228	$690	$670	$840
Interest cost	17,249	17,220	17,052	2,310	2,802	2,864
Expected return on plan assets	(16,753)	(13,782)	(20,386)	—	—	—
Net amortization and deferral	4,040	4,277	2,285	105	387	457
Curtailment credit	(52)	—	(1,487)	—	—	(41)
Net settlement gain	(40)	—	—	—	—	—
Special termination costs	—	343	—	—	395	—

Net benefit cost	$6,710	$10,275	$1,692	$3,105	$4,254	$4,120

The weighted average assumptions for U.S. and foreign plans used in determining net benefit cost were as follows:

	Pension			Other Benefits
	2010	2009	2008	2010	2009	2008
Discount rate	5.78%	6.06%	6.32%	5.60%	6.05%	6.45%
Rate of return	8.27%	8.17%	8.19%	—	—	—
Initial healthcare trend rate	—	—	—	9.0%	10.0%	8.5%
Ultimate healthcare trend rate	—	—	—	5.0%	5.0%	5.0%
Summarized information on the Company’s pension and postretirement benefit plans, measured as of year end, and the amounts recognized in the consolidated balance sheet and in accumulated other comprehensive income with respect to the plans were as follows:

	Pension		Other Benefits
	2010	2009	2010	2009
	Under Funded		Under Funded
	(Dollars in thousands)
Benefit obligation, beginning of year	$332,002	$303,883	$57,027	$58,194
Service cost	2,584	2,534	871	872
Interest cost	18,633	18,542	2,777	3,357
Amendments	32	—	—	—
Actuarial loss (gain)	20,758	20,740	(1,718)	(3,008)
Currency translation	(2,005)	1,819	—	—
Benefits paid	(15,964)	(15,918)	(3,692)	(3,237)
Medicare Part D reimbursement	—	—	257	454
Settlements	(444)	—	—	—
Administrative costs	(1,419)	—	—	—
Special termination costs	—	402	—	395
Curtailments	(52)	—	—	—

Projected benefit obligation, end of year	354,125	332,002	55,522	57,027

Fair value of plan assets, beginning of year	218,122	186,550	—	—
Actual return on plan assets	29,931	37,183	—	—
Contributions	32,085	9,070	—	—
Benefits paid	(15,964)	(15,918)	—	—
Settlements paid	(389)	—	—	—
Administrative costs	(1,419)	—	—	—
Currency translation	(432)	1,237	—	—

Fair value of plan assets, end of year	261,934	218,122	—	—

Funded status, end of year	$(92,191)	$(113,880)	$(55,522)	$(57,027)

The summarized information in the table above includes information pertaining to discontinued operations.
The following table sets forth information as to amounts recognized in the consolidated balance sheet with respect to the plans:

	Pension		Other Benefits
	2010	2009	2010	2009
	(Dollars in thousands)
Payroll and benefit-related liabilities	$(2,012)	$(2,056)	$(3,932)	$(4,125)
Pension and postretirement benefit liabilities	(90,179)	(111,824)	(51,590)	(52,902)
Accumulated other comprehensive income (loss)	143,637	139,507	6,295	8,451

	$51,446	$25,627	$(49,227)	$(48,576)

Amounts recognized in accumulated other comprehensive income with respect to the plans are set forth below:

	Pension
				Accumulated
				Other
				Comprehensive
	Prior Service	Net (Gain)	Deferred	Income (Loss),
	Cost (Credit)	or Loss	Taxes	Net of Tax
	(Dollars in thousands)
Balance at December 31, 2008	$571	$144,415	$(50,255)	$94,731
Reclassification adjustments related to components of Net Periodic Benefit Cost recognized during the period:
Net amortization and deferral	(65)	(4,504)	1,671	(2,898)
Amounts arising during the period:
Tax rate adjustments	—	—	(3,248)	(3,248)
Actuarial changes in benefit obligation	—	(1,595)	1,061	(534)
Impact of currency translation	1	684	(194)	491

Balance at December 31, 2009	507	139,000	(50,965)	88,542
Reclassification adjustments related to components of Net Periodic Benefit Cost recognized during the period:
Net amortization and deferral	(67)	(4,236)	1,529	(2,774)
Settlement	—	20	(11)	9
Amounts arising during the period:
Tax rate adjustments	—	—	344	344
Actuarial changes in benefit obligation	—	8,982	(3,371)	5,611
Impact of currency translation	(9)	(560)	161	(408)

Balance at December 31, 2010	$431	$143,206	$(52,313)	$91,324

	Other Benefits
	Prior				Accumulated Other
	Service				Comprehensive
	Cost	Initial	Net (Gain)	Deferred	Income (Loss),
	(Credit)	Obligation	or Loss	Taxes	Net of Tax
		(Dollars in thousands)
Balance at December 31, 2008	$744	$736	$10,755	$(4,316)	$7,919
Reclassification adjustments related to components of Net Periodic Benefit Cost recognized during the period:
Net Amortization and deferral	(157)	(186)	(433)	289	(487)
Amounts Arising During the period:
Tax rate adjustments	—	—	—	241	241
Actuarial changes in benefit obligation	—	—	(3,008)	1,147	(1,861)

Balance at December 31, 2009	587	550	7,314	(2,639)	5,812
Reclassification adjustments related to components of Net Periodic Benefit Cost recognized during the period:
Net Amortization and deferral	(78)	(186)	(174)	163	(275)
Amounts Arising During the period:
Tax rate adjustments	—	—	—	(51)	(51)
Actuarial changes in benefit obligation	—	—	(1,718)	654	(1,064)

Balance at December 31, 2010	$509	$364	$5,422	$(1,873)	$4,422

The summarized information in the tables above include information pertaining to discontinued operations.
The weighted average assumptions for U.S. and foreign plans used in determining benefit obligations as of year end were as follows:

	Pension		Other Benefits
	2010	2009	2010	2009
Discount rate	5.31%	5.78%	5.05%	5.60%
Expected return on plan assets	8.31%	8.27%	—	—
Rate of compensation increase	3.28%	3.45%	—	—
Initial healthcare trend rate	—	—	8.0%	9.0%
Ultimate healthcare trend rate	—	—	5.0%	5.0%
The discount rate represents the interest rate used to determine the present value of future cash flows currently expected to be required to settle the Company’s pension and other benefit obligations. The discount rates for U.S. pension plans and other benefit plans of 5.35% and 5.05%, respectively, were established by comparing the projection of expected benefit payments to the Citigroup Pension Discount Curve (published monthly) as of December 31, 2010. The Citigroup Pension Discount Curve was designed to provide a market average discount rate to asset plan sponsors in valuing the liabilities associated with post retirement obligations. The expected benefit payments are discounted by each corresponding discount rate on the yield curve. For payments beyond 30 years, the Company extends the curve assuming that the discount rate derived in year 30 is extended to the end of the plan’s payment expectations. Once the present value of the string of benefit payments is established, the Company determines the single rate on the yield curve that, when applied to all obligations of the plan, will exactly match the previously determined present value.
The Company’s assumption for the Expected Return on Assets is primarily based on the determination of an expected return for its current portfolio. This determination is made using assumptions for return and volatility of the portfolio. Asset class assumptions are set using a combination of empirical and forward-looking analysis. To the extent that history has been skewed by unsustainable trends or events, the effects of those trends are quantified and removed. The Company applies a variety of models for filtering historical data and isolating the fundamental characteristics of asset classes. These models provide empirical return estimates for each asset class, which are then reviewed and combined with a qualitative assessment of long term relationships between asset classes before a return estimate is finalized. This provides an additional means for correcting for the effect of unrealistic or unsustainable short-term valuations or trends, opting instead for return levels and behavior that is more likely to prevail over long periods.
Increasing the assumed healthcare trend rate by 1% would increase the benefit obligation by  $4.7 million and would increase the 2010 benefit expense by  $0.4 million. Decreasing the trend rate by 1% would decrease the benefit obligation by  $4.1 million and would decrease the 2010 benefit expense by  $0.3 million.
The accumulated benefit obligation for all U.S. and foreign defined benefit pension plans was  $353.7 million and  $331.5 million for 2010 and 2009, respectively.
The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for U.S. and foreign plans with accumulated benefit obligations in excess of plan assets were  $353.3 million,  $353.0 million and  $261.2 million, respectively for 2010 and  $331.0 million,  $330.7 million and  $217.2 million, respectively for 2009.
The Company’s investment objective is to achieve an enhanced long-term rate of return on plan assets, subject to a prudent level of portfolio risk, for the purpose of enhancing the security of benefits for participants. These investments are held primarily in equity and fixed income mutual funds. The Company’s other investments are largely comprised of a hedge fund of funds. The equity funds are diversified in terms of domestic and international equity securities, as well as small, middle and large capitalization stocks. The domestic mutual funds held in the plans are subject to the diversification and industry concentration restrictions set forth in the Investment Company Act of 1940, as amended. The Company’s target allocation percentage is as follows: equity securities (60%); fixed-income securities (30%) and other securities (10%). Equity funds are held for their expected return over inflation. Fixed-income funds are held for diversification relative to equities and as a partial hedge of interest rate risk to plan liabilities. The other investments are held to further diversify assets within the plans and provide a mix of equity and bond like return with a bond like risk profile. The plans may also hold cash to meet liquidity requirements. Actual performance may not be consistent with the respective investment strategies. Investment risks and returns are measured and monitored on an on-going basis through annual liability measurements and investment portfolio reviews to determine whether the asset allocation targets continue to represent an appropriate balance of expected risk and reward.
The fair values of the Company’s pension plan assets at December 31, 2010 by asset category are as follows:

	Fair Value Measurements at 12/31/10
		Quoted Prices in	Significant	Significant
		Active Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
Asset Category	Total	(Level 1)	(Level 2)	(Level 3)
	(Dollars in thousands)
Cash	$433	$433	$	$
Money market funds	4,098	4,098
Equity Securities:
U.S. large-cap disciplined equity (a)	76,736	76,736
U.S. small/mid-cap equity (b)	21,237	21,237
World Equity exclude United States (c)	52,199	52,199
Common Equity Securities — Teleflex Incorporated	6,290	6,290
Diversified United Kingdom Equity	5,960	5,960
Diversified Global exclude United Kingdom	3,101	3,101
Fixed income securities:
Long duration bond fund (d)	66,459	66,459
Corporate, government and foreign bonds	2,216		2,216
Asset backed — home loans	1,262		1,262
Other types of investments:
Hedge fund of funds (e)	20,689			20,689
General Fund — Japan	756		756
Other	498			498

Total	$261,934	$236,513	$4,234	$21,187

The fair values of the Company’s pension plan assets at December 31, 2009 by asset category are as follows:

	Fair Value Measurements at 12/31/09
		Quoted Prices in	Significant	Significant
		Active Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
Asset Category	Total	(Level 1)	(Level 2)	(Level 3)
	(Dollars in thousands)
Cash	$356	$356	$	$
Money market funds	5,662	5,662
Equity Securities:
U.S. large-cap disciplined equity (a)	61,461	61,461
U.S. small/mid-cap equity (b)	16,956	16,956
World Equity exclude United States (c)	40,628	40,628
Common Equity Securities — Teleflex Incorporated	6,300	6,300
Diversified United Kingdom Equity	5,445	5,445
Diversified Global exclude United Kingdom	2,767	2,767
Fixed income securities:
Long duration bond fund (d)	53,455	53,455
Corporate, government and foreign bonds	2,172		2,172
Asset backed — home loans	1,258		1,258
Other types of investments:
Hedge fund of funds	20,244			20,244
General Fund — Japan	916		916
Other	502			502

Total	$218,122	$193,030	$4,346	$20,746

(a)	This category comprises a mutual fund that invests at least 80% of its net assets in equity securities of large companies. These securities include common stocks, preferred stocks, warrants, exchange traded funds based on a large cap equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index).

(b)	This category comprises a mutual fund that invests at least 80% of its net assets in equity securities of small and mid-sized companies. The fund will invest in common stocks or exchange traded funds holding common stock of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index.

(c)	This category comprises a mutual fund that invests at least 80% of its net assets in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, exchange traded funds based on an international equity index and derivative instruments whose value is based on an international equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The fund will invest in securities of foreign issuers located in developed and emerging market countries. However, the fund will not invest more than 30% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. It is expected that the fund will invest at least 40% of its assets in companies domiciled in foreign countries.

(d)	This category comprises a mutual fund that invests in instruments or derivatives having economic characteristics similar to fixed income securities. The fund invests in investment grade fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, corporate bonds, asset-backed securities, exchange traded funds, mortgage-backed securities and collateralized mortgage-backed securities. The fund will invest primarily in long duration government and corporate fixed income securities, and use derivative instruments, including interest rate swap agreements and Treasury futures contracts, for the purpose of managing the overall duration and yield curve exposure of the Fund’s portfolio of fixed income securities.

(e)	As of December 31, 2010, this category comprises a hedge fund that invests in various other hedge funds. Approximately 24% of the assets of the hedge fund were invested in equity hedge based funds, including equity long/short and equity market neutral strategies. Approximately 23% of the assets were held in tactical/directional based funds, including global macro, long/short equity, commodity and systematic quantitative strategies. Approximately 23% of the assets were held in relative value based funds, including convertible and fixed income arbitrage, credit long/short and volatility arbitrage strategies. In addition, approximately 22% of the assets were held in funds with an event driven strategy. The remaining assets were held in cash.
The Company’s contributions to U.S. and foreign pension plans during 2011 are expected to be in the range of  $7.2 million to  $10.0 million. Contributions to postretirement healthcare plans during 2011 are expected to be approximately  $3.3 million.
The Company’s expected benefit payments for U.S. and foreign plans for each of the five succeeding years and the aggregate of the five years thereafter, net of the annual average Medicare Part D subsidy of approximately  $0.2 million, is as follows:

	Pension	Other Benefits
	(Dollars in thousands)
2011	$15,043	$3,265
2012	15,665	3,137
2013	16,255	3,078
2014	16,714	3,114
2015	17,631	3,166
Years 2016 — 2020	96,915	16,814
The Company maintains a number of defined contribution savings plans covering eligible U.S. and non-U.S. employees. The Company partially matches employee contributions. Costs related to these plans were  $10.3 million,  $10.0 million and  $8.9 million for 2010, 2009 and 2008, respectively.

Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2010
Commitments and Contingent Liabilities [Abstract]
Commitments and contingent liabilities
Note 15 — Commitments and contingent liabilities
Product warranty liability: The Company warrants to the original purchaser of certain of its products that it will, at its option, repair or replace, without charge, such products if they fail due to a manufacturing defect. Warranty periods vary by product. The Company has recourse provisions for certain products that would enable recovery from third parties for amounts paid under the warranty. The Company accrues for product warranties when, based on available information, it is probable that customers will make claims under warranties relating to products that have been sold, and a reasonable estimate of the costs (based on historical claims experience relative to sales) can be made. Set forth below is a reconciliation of the Company’s estimated product warranty liability for 2010:

(Dollars in thousands)
Balance — December 31, 2009	$12,085
Accrued for warranties issued in 2010	3,593
Settlements (cash and in kind)	(5,176)
Accruals related to pre-existing warranties	740
Businesses sold	(91)
Effect of translation	(274)

Balance — December 31, 2010	$10,877

Operating leases: The Company uses various leased facilities and equipment in its operations. The lease terms for these assets vary. In connection with these operating leases, the Company had residual value guarantees in the amount of approximately  $9.1 million at December 31, 2010. The Company’s future payments cannot exceed the minimum rent obligation plus the residual value guarantee amount. The guarantee amounts are tied to the unamortized lease values of the assets under lease, and are payable should the Company decide neither to renew these leases, nor to exercise its purchase option. At December 31, 2010, the Company had no liabilities recorded for these obligations. Any residual value guarantee amounts paid to the lessor may be recovered by the Company from the sale of the assets to a third party.
Future minimum lease payments as of December 31, 2010 (including residual value guarantee amounts) under noncancelable operating leases are as follows:

(Dollars in thousands)
2011	$20,714
2012	17,258
2013	13,787
2014	9,565
2015	7,530
Rental expense under operating leases was  $27.0 million,  $28.0 million and  $28.2 million in 2010, 2009 and 2008, respectively.
Environmental: The Company is subject to contingencies pursuant to environmental laws and regulations that in the future may require the Company to take further action to correct the effects on the environment of prior disposal practices or releases of chemical or petroleum substances by the Company or other parties. Much of this liability results from the U.S. Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), often referred to as Superfund, the U.S. Resource Conservation and Recovery Act (“RCRA”) and similar state laws. These laws require the Company to undertake certain investigative and remedial activities at sites where the Company conducts or once conducted operations or at sites where Company-generated waste was disposed.
Remediation activities vary substantially in duration and cost from site to site. These activities, and their associated costs, depend on the mix of unique site characteristics, evolving remediation technologies, diverse regulatory agencies and enforcement policies, as well as the presence or absence of potentially responsible parties. At December 31, 2010 and December 31, 2009, the Company’s consolidated balance sheet included an accrued liability of  $6.9 million and  $8.1 million, respectively, relating to these matters. Considerable uncertainty exists with respect to these costs and, under adverse changes in circumstances, potential liability may exceed the amount accrued as of December 31, 2010. The time-frame over which the accrued or presently unrecognized amounts may be paid out, based on past history, is estimated to be 15-20 years.
Regulatory matters: On October 11, 2007, the Company’s subsidiary, Arrow International, Inc. (“Arrow”), received a corporate warning letter from the U.S. Food and Drug Administration (FDA). The letter expressed concerns with Arrow’s quality systems, including complaint handling, corrective and preventive action, process and design validation, inspection and training procedures. It also advised that Arrow’s corporate-wide program to evaluate, correct and prevent quality system issues had been deficient.
The Company developed and implemented a comprehensive plan to correct the issues raised in the letter and further improve overall quality systems. From the end of 2009 to the beginning of 2010, the FDA reinspected the Arrow facilities covered by the corporate warning letter, and Arrow has responded to the observations issued by the FDA as a result of those inspections. Communications received from the FDA indicate that the FDA has classified its inspection observations as “voluntary action indicated,” or VAI. This classification signifies that the FDA has concluded that no further regulatory action is required, and that any observations made during the inspections can be addressed voluntarily by the Company. In addition, in the third quarter of 2010, Arrow submitted and received FDA approval of all currently eligible requests for certificates to foreign governments, or CFGs. The Company believes that the FDA’s approval of its CFG requests is a clear indication that Arrow has substantially corrected the quality system issues identified in the corporate warning letter. The Company is continuing to work with the FDA to resolve all remaining issues and obtain formal closure of the corporate warning letter.
While the Company continues to believe it has substantially remediated the issues raised in the corporate warning letter through the corrective actions taken to date, the corporate warning letter remains in place pending final resolution of all outstanding issues, which the Company is actively working with the FDA to resolve. If the Company’s remedial actions are not satisfactory to the FDA, the Company may have to devote additional financial and human resources to its efforts, and the FDA may take further regulatory actions against the Company.
Litigation: The Company is a party to various lawsuits and claims arising in the normal course of business. These lawsuits and claims include actions involving product liability, intellectual property, employment and environmental matters. Based on information currently available, advice of counsel, established reserves and other resources, the Company does not believe that any such actions are likely to be, individually or in the aggregate, material to its business, financial condition, results of operations or liquidity. However, in the event of unexpected further developments, it is possible that the ultimate resolution of these matters, or other similar matters, if unfavorable, may be materially adverse to the Company’s business, financial condition, results of operations or liquidity. Legal costs such as outside counsel fees and expenses are charged to expense in the period incurred.
Other: The Company has various purchase commitments for materials, supplies and items of permanent investment incident to the ordinary conduct of business. On average, such commitments are not at prices in excess of current market.

Business Segments and Other Information	12 Months Ended
Dec. 31, 2010
Business Segments and Other Information [Abstract]
Business segments and other information
Note 16 — Business segments and other information
An operating segment is a component of an enterprise (a) that engages in business activities from which it may earn revenues and incur expenses, (b) whose operating results are regularly reviewed by the enterprise’s chief operating decision maker to make decisions about resources to be allocated to the segment and to assess its performance, and (c) for which discrete financial information is available. Based on these criteria, the Company has determined that it has two operating segments: Medical and Aerospace.
The Medical Segment businesses design, manufacture and distribute medical devices primarily used in critical care, surgical applications and cardiac care. Additionally, the company designs, manufactures and supplies devices and instruments for other medical device manufacturers. Over 90 percent of Medical Segment net revenues are derived from devices that are considered disposable or single use. The Medical Segment’s products are largely sold and distributed to hospitals and healthcare providers and are most widely used in the acute care setting for a range of diagnostic and therapeutic procedures and in general and specialty surgical applications.
The Aerospace Segment businesses provide cargo handling systems for wide body and narrow body aircraft. Commercial aviation markets represent all of the revenues in this segment. Markets for these products are generally influenced by spending patterns in the commercial aviation markets and cargo market trends.
Information about continuing operations by business segment is as follows:

	2010	2009	2008
	(Dollars in thousands)
Segment data:
Medical	$1,433,282	$1,434,885	$1,475,621
Aerospace	128,037	124,463	149,452

Net revenues	$1,561,319	$1,559,348	$1,625,073

Medical	$276,145	$302,607	$282,997
Aerospace	22,920	13,817	16,244

Segment operating profit(1)	299,065	316,424	299,241
Corporate expenses	41,729	43,193	49,001
Restructuring and other impairment charges	2,875	10,347	24,946
Net (gain) loss on sales of businesses and assets	(341)	—	(296)
Noncontrolling interest	(1,361)	(1,157)	(747)

Income from continuing operations before interest, loss on extinguishments of debt and taxes	$256,163	$264,041	$226,337

Identifiable assets(2):
Medical	$3,069,875	$3,135,349	$3,135,360
Aerospace	98,878	120,277	244,994
Commercial	92,962	111,209	215,894
Corporate(3)	373,481	463,304	322,286

	$3,635,196	$3,830,139	$3,918,534

Capital expenditures:
Medical	$28,618	$24,947	$23,054
Aerospace	1,575	1,601	2,519
Corporate	1,423	1,394	1,496

	$31,616	$27,942	$27,069

Depreciation and amortization expense:
Medical	$82,820	$86,854	$88,923
Aerospace	1,996	1,886	1,831
Corporate	10,578	9,337	8,499

	$95,394	$98,077	$99,253

(1)	Segment operating profit includes a segment’s net revenues reduced by its cost of goods sold along with the segment’s selling, general and administrative expenses and noncontrolling interest. Unallocated corporate expenses, (gain) loss on sales of businesses and assets, restructuring and impairment charges, interest income and expense and taxes on income are excluded from the measure.

(2)	Identifiable assets do not include assets held for sale of $8.0 million, $8.9 million and $8.2 million in 2010, 2009 and 2008, respectively.

(3)	Identifiable corporate assets include cash, receivables acquired from operating segments for securitization, investments in unconsolidated entities, property, plant and equipment and deferred tax assets primarily related to net operating losses and pension and retiree medical plans.
Information about continuing operations in different geographic areas is as follows:

	2010	2009	2008
	(Dollars in thousands)
Net revenues (based on business unit location):
United States	$785,343	$791,127	$829,547
Other Americas	49,557	46,289	49,133
Germany	221,915	238,229	300,672
Other Europe	384,592	381,687	361,894
All Other	119,912	102,016	83,827

	$1,561,319	$1,559,348	$1,625,073

Net property, plant and equipment:
United States	$165,287	$187,880	$198,689
Other Americas	25,988	26,587	38,971
Germany	19,630	21,924	24,855
Other Europe	55,848	61,533	67,700
All Other	20,952	19,575	44,077

	$287,705	$317,499	$374,292

Guarantor Financial Statements	12 Months Ended
Dec. 31, 2010
Guarantor Financial Statements [Abstract]
Guarantor financial statements
Note 17 —Guarantor financial statements
In connection with a proposed issuance of senior subordinated notes by Teleflex Incorporated (“Parent Company”), it is anticipated that certain of the Parent Company’s subsidiaries (“Guarantor Subsidiaries”) will jointly, fully, severally and unconditionally guarantee such senior subordinated notes. Each Guarantor Subsidiary is 100% owned by the Parent Company. The following presents the condensed consolidating financial information separately for:
i.	Parent Company, the issuer of the guaranteed obligations;
ii.	Guarantor Subsidiaries, on a combined basis, as specified in the Indenture;
iii.	Non-guarantor subsidiaries, on a combined basis, as specified in the Indenture;
iv.	Consolidating entries and eliminations representing adjustments to (a) eliminate intercompany transactions between or among the Parent Company, the Guarantor Subsidiaries and the non-guarantor subsidiaries, (b) eliminate the investments in subsidiaries and (c) record consolidating entries; and
v.	Parent Company and its subsidiaries on a consolidated basis.
Each entity in the consolidating financial information follows the same accounting policies as described in the consolidated financial statements, except for the use by the Parent Company and Guarantor Subsidiaries of the equity method of accounting to reflect ownership interests in subsidiaries which are eliminated upon consolidation.
The following tables present the Company’s condensed consolidating statements of income and cash flows for the years ended December 31, 2010, 2009 and 2008, respectively, and the Company’s condensed consolidating balance sheets as of December 31, 2010 and 2009, respectively.
GUARANTOR SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENTS OF INCOME

	Year Ended December 31, 2010
		Guarantor	Non-Guarantor		Condensed
	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollars in thousands)
Net revenues	$—	$926,940	$886,845	$(252,466)	$1,561,319
Cost of goods sold	—	529,410	545,104	(245,617)	828,897

Gross profit	—	397,530	341,741	(6,849)	732,422
Selling, general and administrative expenses	42,874	240,338	147,722	170	431,104
Research and development expenses	—	37,333	5,288	—	42,621
Net (gain) loss on sales of businesses and assets	(420)	262	(183)	—	(341)
Restructuring and other impairment charges	458	2,098	319	—	2,875

Income (loss) from continuing operations before interest, loss on extinguishments of debt and taxes	(42,912)	117,499	188,595	(7,019)	256,163
Interest expense, net	137,636	(78,689)	20,203	—	79,150
Loss on extinguishments of debt	46,630	—	—	—	46,630

Income (loss) from continuing operations before taxes	(227,178)	196,188	168,392	(7,019)	130,383
Taxes on income from continuing operations	(85,049)	51,507	61,018	(2,251)	25,225
Equity in net income of consolidated subsidiaries	327,809	135,392	—	(463,201)	—

Income from continuing operations	185,680	280,073	107,374	(467,969)	105,158

Operating income from discontinued operations	13,999	13,007	116,030	—	143,036
Taxes on income from discontinued operations	(1,415)	5,534	41,620	—	45,739

Income from discontinued operations	15,414	7,473	74,410	—	97,297

Net income	201,094	287,546	181,784	(467,969)	202,455
Less: Net income attributable to noncontrolling interests	—	—	1,361	—	1,361

Net income attributable to common shareholders	$201,094	$287,546	$180,423	$(467,969)	$201,094

	Year Ended December 31, 2009
		Guarantor	Non-Guarantor		Condensed
	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollars in thousands)
Net revenues	$—	$909,765	$863,847	$(214,264)	$1,559,348
Cost of goods sold	—	537,262	514,965	(214,092)	838,135

Gross profit	—	372,503	348,882	(172)	721,213
Selling, general and administrative expenses	39,172	217,859	153,036	73	410,140
Research and development expenses	—	32,947	3,738	—	36,685
Restructuring and other impairment charges	975	1,596	7,776	—	10,347

Income (loss) from continuing operations before interest and taxes	(40,147)	120,101	184,332	(245)	264,041
Interest expense, net	135,849	(66,818)	17,735	—	86,766

Income (loss) from continuing operations before taxes	(175,996)	186,919	166,597	(245)	177,275
Taxes on income from continuing operations	(76,666)	67,773	49,641	(65)	40,683
Equity in net income of consolidated subsidiaries	412,843	395,039	—	(807,882)	—

Income from continuing operations	313,513	514,185	116,956	(808,062)	136,592

Operating income from discontinued operations	(19,523)	(17,669)	311,549	436	274,793
Taxes on income from discontinued operations	(9,004)	99,365	6,848	165	97,374

Income from discontinued operations	(10,519)	(117,034)	304,701	271	177,419

Net income	302,994	397,151	421,657	(807,791)	314,011
Less: Net income attributable to noncontrolling interests	—	—	1,157	—	1,157
Income from discontinued operations attributable to noncontrolling interest	—	—	9,860	—	9,860

Net income attributable to common shareholders	$302,994	$397,151	$410,640	$(807,791)	$302,994

	Year Ended December 31, 2008
		Guarantor	Non-Guarantor		Condensed
	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollars in thousands)
Net revenues	$—	$989,523	$924,772	$(289,222)	$1,625,073
Cost of goods sold	—	594,244	584,854	(293,022)	886,076

Gross profit	—	395,279	339,918	3,800	738,997
Selling, general and administrative expenses	92,446	242,440	121,764	(1,238)	455,412
Research and development expenses	—	29,844	2,754	—	32,598
Net (gain) loss on sales of businesses and assets	(314)	18	—	—	(296)
Restructuring and other impairment charges	(825)	3,695	22,076	—	24,946

Income (loss) from continuing operations before interest and taxes	(91,307)	119,282	193,324	5,038	226,337
Interest expense, net	155,750	(56,557)	20,022	—	119,215

Income (loss) from continuing operations before taxes	(247,057)	175,839	173,302	5,038	107,122
Taxes on income from continuing operations	(92,693)	58,443	66,080	1,915	33,745
Equity in net income of consolidated subsidiaries	298,040	118,865	—	(416,905)	—

Income from continuing operations	143,676	236,261	107,222	(413,782)	73,377

Operating income from discontinued operations	(20,234)	—	124,760	1,091	105,617
Taxes on income from discontinued operations	3,668	134	20,176	414	24,392

Income from discontinued operations	(23,902)	(134)	104,584	677	81,225

Net income	119,774	236,127	211,806	(413,105)	154,602
Less: Net income attributable to noncontrolling interests	—	—	747	—	747
Income from discontinued operations attributable to noncontrolling interest	—	—	34,081	—	34,081

Net income attributable to common shareholders	$119,774	$236,127	$176,978	$(413,105)	$119,774

GUARANTOR SUBSIDIARIES
CONDENSED CONSOLIDATING BALANCE SHEETS

	December 31, 2010
		Guarantor	Non-Guarantor		Condensed
	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollars in thousands)
ASSETS
Current assets	$61,344	$859,011	$865,786	$(864,908)	$921,233
Goodwill	—	943,656	498,755	—	1,442,411
Intangibles assets, net	—	694,186	224,336	—	918,522
Other noncurrent assets	4,953,669	2,886,002	582,859	(8,061,541)	360,989

Total assets	$5,015,013	$5,382,855	$2,171,736	$(8,926,449)	$3,643,155

LIABILITIES AND EQUITY
Current liabilities	$152,431	$648,628	$480,344	$(860,640)	$420,763
Long-term borrowings	813,409	—	—	—	813,409
Deferred tax liabilities	—	348,603	65,676	(43,460)	370,819
Other noncurrent liabilities	2,265,797	51,374	461,464	(2,527,749)	250,886

Total liabilities	3,231,637	1,048,605	1,007,484	(3,431,849)	1,855,877
Total equity	1,783,376	4,334,250	1,164,252	(5,494,600)	1,787,278

Total liabilities and equity	$5,015,013	$5,382,855	$2,171,736	$(8,926,449)	$3,643,155

	December 31, 2009
		Guarantor	Non-Guarantor		Condensed
	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollars in thousands)
ASSETS
Current assets	$378,167	$267,680	$1,123,631	$(765,544)	$1,003,934
Goodwill	—	943,656	515,785	—	1,459,441
Intangibles assets, net	—	728,552	243,024	—	971,576
Other noncurrent assets	4,769,149	2,780,869	709,494	(7,855,458)	404,054

Total assets	$5,147,316	$4,720,757	$2,591,934	$(8,621,002)	$3,839,005

LIABILITIES AND EQUITY
Current liabilities	$328,593	$74,650	$699,413	$(765,549)	$337,107
Long-term borrowings	1,192,370	—	121	—	1,192,491
Deferred tax liabilities	—	361,326	61,445	(23,848)	398,923
Other noncurrent liabilities	2,046,112	49,443	557,851	(2,327,996)	325,410

Total liabilities	3,567,075	485,419	1,318,830	(3,117,393)	2,253,931
Total equity	1,580,241	4,235,338	1,273,104	(5,503,609)	1,585,074

Total liabilities and equity	$5,147,316	$4,720,757	$2,591,934	$(8,621,002)	$3,839,005

GUARANTOR SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2010
		Guarantor	Non-Guarantor	Condensed
	Issuer	Subsidiaries	Subsidiaries	Consolidated
	(Dollars in thousands)
Net cash (used in) provided by operating activities from continuing operations	$(110,808)	$170,229	$125,698	$185,119

Cash Flows from Investing Activities of Continuing Operations:
Expenditures for property, plant and equipment	(1,422)	(20,619)	(9,575)	(31,616)
Proceeds from sales of businesses and assets, net of cash sold	53,466	33,091	94,993	181,550
Payments for businesses and intangibles acquired, net of cash acquired	—	(82)	—	(82)

Net cash provided by investing activities from continuing operations	52,044	12,390	85,418	149,852

Cash Flows from Financing Activities of Continuing Operations:
Proceeds from long-term borrowings	490,000	—	—	490,000
Reduction in long-term borrowings	(716,570)	—	—	(716,570)
Debt and equity issuance and amendment costs	(65,226)	—	—	(65,226)
Increase in notes payable and current borrowings	29,700	—	—	29,700
Proceeds from stock compensation plans	10,657	—	—	10,657
Payments to noncontrolling interest shareholders	—	—	(1,974)	(1,974)
Dividends	(54,312)	—	—	(54,312)
Purchase of call options	(88,000)	—	—	(88,000)
Proceeds from sale of warrants	59,400	—	—	59,400
Intercompany transactions	381,539	(182,619)	(198,920)	—

Net cash provided by (used in) financing activities from continuing operations	47,188	(182,619)	(200,894)	(336,325)

Cash Flows from Discontinued Operations:
Net cash provided by operating activities	2,223	—	25,760	27,983
Net cash provided by (used in) investing activities	208	—	(2,258)	(2,050)
Net cash used in financing activities	—	—	(302)	(302)

Net cash provided by discontinued operations	2,431	—	23,200	25,631

Effect of exchange rate changes on cash and cash equivalents	—	—	(4,130)	(4,130)

Net (decrease) increase in cash and cash equivalents	(9,145)	—	29,292	20,147
Cash and cash equivalents at the beginning of the period	31,777	—	156,528	188,305

Cash and cash equivalents at the end of the period	$22,632	$—	$185,820	$208,452

	Year Ended December 31, 2009
		Guarantor	Non-Guarantor	Condensed
	Issuer	Subsidiaries	Subsidiaries	Consolidated
	(Dollars in thousands)
Net cash (used in) provided by operating activities from continuing operations	$(206,206)	$248,395	$95,102	$137,291

Cash Flows from Investing Activities of Continuing Operations:
Expenditures for property, plant and equipment	(1,280)	(17,877)	(8,785)	(27,942)
Proceeds from sales of businesses and assets, net of cash sold	—	2,864	311,349	314,213
Payments for businesses and intangibles acquired, net of cash acquired	—	—	(537)	(537)

Net cash (used in) provided by investing activities from continuing operations	(1,280)	(15,013)	302,027	285,734

Cash Flows from Financing Activities of Continuing Operations:
Proceeds from long-term borrowings	10,000	—	18	10,018
Reduction in long-term borrowings	(357,590)	—	(18)	(357,608)
Decrease in notes payable and current borrowings	—	—	(1,452)	(1,452)
Proceeds from stock compensation plans	1,553	—	—	1,553
Payments to noncontrolling interest shareholders	—	—	(702)	(702)
Dividends	(54,022)	—	—	(54,022)
Intercompany transactions	627,006	(233,382)	(393,624)	—

Net cash provided by (used in) financing activities from continuing operations	226,947	(233,382)	(395,778)	(402,213)

Cash Flows from Discontinued Operations:
Net cash (used in) provided by operating activities	(4,427)	—	71,307	66,880
Net cash used in investing activities	(140)	—	(4,393)	(4,533)
Net cash used in financing activities	—	—	(11,075)	(11,075)

Net cash (used in) provided by discontinued operations	(4,567)	—	55,839	51,272

Effect of exchange rate changes on cash and cash equivalents	(889)	—	9,835	8,946

Net increase in cash and cash equivalents	14,005	—	67,025	81,030
Cash and cash equivalents at the beginning of the period	17,772	—	89,503	107,275

Cash and cash equivalents at the end of the period	$31,777	$—	$156,528	$188,305

	Year Ended December 31, 2008
		Guarantor	Non-Guarantor	Condensed
	Issuer	Subsidiaries	Subsidiaries	Consolidated
	(Dollars in thousands)
Net cash (used in) provided by operating activities from continuing operations	$(197,673)	$271,874	$(15,008)	$59,193

Cash Flows from Investing Activities of Continuing Operations:
Expenditures for property, plant and equipment	(1,491)	(12,048)	(13,530)	(27,069)
Proceeds from sales of businesses and assets, net of cash sold	6,595	1,869	—	8,464
Payments for businesses and intangibles acquired, net of cash acquired	—	(410)	—	(410)
Investments in affiliates	(320)	—	—	(320)

Net cash provided by (used in) investing activities from continuing operations	4,784	(10,589)	(13,530)	(19,335)

Cash Flows from Financing Activities of Continuing Operations:
Proceeds from long-term borrowings	92,778	—	119	92,897
Reduction in long-term borrowings	(226,630)	—	(57)	(226,687)
Debt amendment costs	(656)	—	—	(656)
Decrease in notes payable and current borrowings	—	—	(492)	(492)
Proceeds from stock compensation plans	7,955	—	—	7,955
Payments to noncontrolling interest shareholders	—	—	(739)	(739)
Dividends	(53,047)	—	—	(53,047)
Intercompany transactions	346,646	(261,285)	(85,361)	—

Net cash provided by (used in) financing activities from continuing operations	167,046	(261,285)	(86,530)	(180,769)

Cash Flows from Discontinued Operations:
Net cash (used in) provided by operating activities	(5,087)	—	117,063	111,976
Net cash used in investing activities	(867)	—	(19,249)	(20,116)
Net cash used in financing activities	—	—	(37,240)	(37,240)

Net cash (used in) provided by discontinued operations	(5,954)	—	60,574	54,620

Effect of exchange rate changes on cash and cash equivalents	—	—	(7,776)	(7,776)

Net decrease in cash and cash equivalents	(31,797)	—	(62,270)	(94,067)
Cash and cash equivalents at the beginning of the period	49,569	—	151,773	201,342

Cash and cash equivalents at the end of the period	$17,772	$—	$89,503	$107,275

Divestiture-Related Activities	12 Months Ended
Dec. 31, 2010
Divestiture-Related Activities [Abstract]
Divestiture-related activities
Note 18 — Divestiture-related activities
As dispositions occur in the normal course of business, gains or losses on the sale of such businesses are recognized in the income statement line item Net (gain) loss on sales of businesses and assets.
Net (gain) loss on sales of businesses and assets consists of the following for the years ended December 31:

	2010	2009	2008
	(Dollars in thousands)

(Gain) loss on sales of businesses and assets	$(341)	$—	$(296)
During 2010, the Company recognized the following:
•	$0.2 million gain on the sale of its interest in an affiliate in India.
•	$0.4 million gain on the disposal of an asset held for sale.
•	$0.3 million loss on the sale of its interest in an affiliate in Japan.
During 2008, the Company recorded a gain on the disposal of an asset held for sale of approximately  $0.3 million.
Assets Held for Sale
The table below provides information regarding assets held for sale at December 31, 2010 and 2009. At December 31, 2010, these assets consisted of four buildings which the Company is actively marketing.

	2010	2009
	(Dollars in thousands)
Assets held for sale:
Property, plant and equipment	$7,959	$8,866

Total assets held for sale	$7,959	$8,866

Discontinued Operations
In the first quarter of 2011, management approved a plan to sell the Company’s cargo container business, a reporting unit within its Aerospace Segment. The Company is actively marketing the business while it continues to serve its customers.
On March 22, 2011, the Company completed the sale of its Marine business to an affiliate of H.I.G. Capital, LLC for  $123.1 million (consisting of  $101.6 million in cash, net of  $1.5 million of cash included in the Marine business as part of the net assets sold, plus a subordinated promissory note in the amount of  $4.5 million and the assumption by the buyer of approximately  $15.5 million in liabilities related to the Marine business) and realized a gain of  $59.6 million, net of tax benefits, from the sale of the business. The Marine business consisted of the Company’s businesses that were engaged in the design, manufacture and distribution of steering and throttle controls and engine and drive assemblies for the recreational marine market, heaters for commercial vehicles and burner units for military field feeding appliances. The Marine business represented the Company’s entire Commercial Segment.
On December 31, 2010, the Company completed the sale of the Actuation business of its subsidiary Telair International Incorporated to TransDigm Group, Incorporated for approximately  $94 million and realized a gain of  $51.2 million, net of tax, from the sale of the business.
On June 25 2010, the Company completed the sale of its rigging products and services business (“Heavy Lift”), a reporting unit within its Commercial Segment, to Houston Wire & Cable Company for  $50 million and realized a gain of  $17.0 million, net of tax, from the sale of the business.
On March 2, 2010, the Company completed the sale of its SSI Surgical Services Inc. business, a reporting unit within its Medical Segment, to a privately-owned multi-service line healthcare company for approximately  $25 million and realized a gain of  $2.2 million, net of tax.
During the third quarter of 2009, the Company completed the sale of its Power Systems operations to Fuel Systems Solutions, Inc. for  $14.5 million and realized a loss of  $3.3 million, net of tax.
On March 20, 2009, the Company completed the sale of its 51 percent share of Airfoil Technologies International — Singapore Pte. Ltd. (“ATI Singapore”) to GE Pacific Private Limited for  $300 million in cash. ATI Singapore, which provides engine repair products and services for critical components of flight turbines, was part of a joint venture between General Electric Company (“GE”) and the Company. In December 2009, the Company completed the transfer of its ownership interest in the remaining ATI business to GE.
In the second quarter of 2008, the Company refined its estimates for the post-closing adjustments based on the provisions of the Purchase Agreement with Kongsberg Automotive Holdings on the sale in 2007 of the Company’s business units that design and manufacture automotive and industrial driver controls, motion systems and fluid handling systems (“the GMS businesses”). Also during the second quarter of 2008, the Company recorded a charge for the settlement of a contingency related to the sale of the GMS businesses. These activities resulted in a decrease in the gain on sale of the GMS businesses and are reported in discontinued operations as a loss of  $14.2 million, with related taxes of  $6.0 million.
The results of the Company’s discontinued operations for the years 2010, 2009 and 2008 were as follows:

	2010	2009	2008
	(Dollars in thousands)
Net revenues	$301,907	$441,803	$795,876
Costs and other expenses	273,573	407,444	682,021
Goodwill impairment(1)	—	31,873	—
(Gain) loss on disposition	(114,702)	(272,307)	8,238

Income from discontinued operations before income taxes	143,036	274,793	105,617
Taxes on income from discontinued operations	45,739	97,374	24,392

Income from discontinued operations	97,297	177,419	81,225
Less: Income from discontinued operations attributable to noncontrolling interest	—	9,860	34,081

Income from discontinued operations attributable to common shareholders	$97,297	$167,559	$47,144

(1)	During the second quarter of 2009, the Company recognized non-cash, non-tax deductible goodwill impairment charges of $25.1 million and $6.7 million to adjust the carrying values of the Power Systems operations and Cargo Container business, respectively, to their estimated fair value.
Net assets and liabilities of discontinued operations sold in 2010 are as follows:

(Dollars in thousands)
Net assets	$67,844
Net liabilities	(13,834)

$54,010

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Event [Abstract]
Subsequent events
Note 19 — Subsequent events
On January 10, 2011, the Company’s Medical Segment acquired VasoNova Inc. to complement the Critical Care division for an upfront payment of  $25 million with additional payments of between  $15 million and  $30 million to be made based on the achievement of certain regulatory and revenue targets over the next three years.
On January 30, 2011, Jeffrey P. Black resigned by mutual agreement with the Company’s board of directors as Chairman, President and Chief Executive Officer of the Company and as a member of the Company’s board of directors, effective immediately. In connection with Mr. Black’s resignation, Mr. Black will receive benefits and payments as provided under his employment agreement with the Company dated as of March 26, 2009 that we have estimated to be approximately  $5.5 million and which will be reflected as a charge in the first quarter of 2011.
On February 14, 2011, the Company issued notice to the holders of the 2004 Notes of its election to prepay all of the  $165.8 million in aggregate outstanding principal amount of the 2004 Notes, which is comprised of (i)  $72.5 million aggregate principal amount of 6.66% Series A Senior Notes due 2011; (ii)  $48.3 million aggregate principal amount of 7.14% Series B Senior Notes due 2014; and (iii)  $45.0 million aggregate principal amount of 7.46% Series C Senior Notes due 2016. The holders of the 2004 Notes also are entitled to receive an applicable make-whole prepayment amount and accrued and unpaid interest.
In connection with this prepayment election, on February 23, 2011, the Company prepaid  $101.8 million in aggregate principal amount of the 2004 Notes, together with a make-whole prepayment amount of  $8.2 million and accrued interest. The remaining  $64.0 million in aggregate principal amount will be prepaid on March 16, 2011, together with accrued interest of  $0.6 million and estimated prepayment fees of approximately  $5.3 million.
The prepayment of the 2004 Notes that occurred on February 23, 2011, was funded by borrowings under the Company’s Senior Credit Facility and available cash. The Company expects to use further borrowings under its Senior Credit Facility and available cash to fund the prepayment of the 2004 Notes that remain outstanding.

Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Valuation and Qualifying Accounts [Abstract]
VALUATION AND QUALIFYING ACCOUNTS
SCHEDULE II — VALUATION AND QUALIFYING ACCOUNTS
ALLOWANCE FOR DOUBTFUL ACCOUNTS

	Balance at		Additions	Accounts		Balance at
	Beginning of		Charged to	Receivable	Translation	End of
	Year	Dispositions	Income	Write-offs	and Other	Year
December 31, 2010	$7,117	$(1,075)	$491	$(2,051)	$(344)	$4,138
December 31, 2009	$8,726	$(1,224)	$2,246	$(2,775)	$144	$7,117
December 31, 2008	$7,010	$(54)	$3,604	$(5,053)	$3,219	$8,726

INVENTORY RESERVE

	Balance at		Additions			Balance at
	Beginning		Charged to	Inventory	Translation	End of
	of Year	Dispositions	Income	Write-offs	and Other	Year
December 31, 2010
Raw material	$12,207	$(1,022)	$5,502	$(1,445)	$475	$15,717
Work-in-process	3,528	—	4,229	(1,831)	(18)	5,908
Finished goods	19,524	(1,918)	3,440	(5,694)	1,307	16,659

	$35,259	$(2,940)	$13,171	$(8,970)	$1,764	$38,284

December 31, 2009
Raw material	$12,999	$(1,203)	$3,457	$(3,923)	$877	$12,207
Work-in-process	2,698	(64)	1,150	(460)	204	3,528
Finished goods	21,819	(2,878)	6,003	(5,720)	300	19,524

	$37,516	$(4,145)	$10,610	$(10,103)	$1,381	$35,259

December 31, 2008
Raw material	$10,616	$—	$4,773	$(3,506)	$1,116	$12,999
Work-in-process	608	—	1,575	(104)	619	2,698
Finished goods	24,691	—	7,713	(12,210)	1,625	21,819

	$35,915	$—	$14,061	$(15,820)	$3,360	$37,516

DEFERRED TAX ASSET VALUATION ALLOWANCE

	Balance at		Additions	Reductions		Balance at
	Beginning of		Charged to	Credited to	Translation	End of
	Year	Dispositions	Expense	Expense	and Other	Year
December 31, 2010	$49,243	$—	$4,670	$(3,408)	$(983)	$49,522
December 31, 2009	$57,881	$(5,422)	$10,771	$(5,212)	$(8,775)	$49,243
December 31, 2008	$68,526	$(8,439)	$3,756	$(770)	$(5,192)	$57,881